                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

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n:\BMA\ProxyStatement-BabsonTransaction\Transaction-Babson-Proxy.wpd
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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n:\BMA\ProxyStatement-BabsonTransaction\Transaction-Babson-Proxy.wpd
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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:
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                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

__________, 2002

Dear Shareholders:

The attached Proxy Statement describes important  shareholder proposals relating to the planned  acquisition of Jones & Babson,  Inc., the investment  manager to the investment companies within the Babson Funds group listed above, by RBC Dain
Rauscher Corp. The Investment Company Act of 1940 requires a vote whenever there is a change in ownership of an investment  company's  adviser.  The  acquisition will  result  in a  change  of  ownership  of  Jones  &  Babson,  Inc.,  and the termination of the existing  management  agreement for each Fund.  Therefore you are now being asked to approve a new investment  advisory  agreement between the
Funds and Jones & Babson, Inc.

The acquisition of Jones & Babson,  Inc. should not affect you as a shareholder, as the Funds are  expected to continue  receiving  the same level and quality of management expertise and services.

As a result of the ownership change,  the Investment Counsel Agreements by which sub-advisory  services  are provided to the Funds will  terminate  automatically
when  the  Current  Management  Agreements  terminate.  Therefore,   shareholder
approval of new Investment Counsel Agreements is also required.

The other  proposal  that you are being  asked to approve is the  election  of a
Board of Directors for each Fund.

The Boards of Directors have scheduled a Special  Meeting of  Shareholders to be held on ____________, 2002 at which you are being asked to approve the proposals described  above.  We hope that you will take the time to  review  the  attached
Proxy Statement and provide us with your vote on these important issues.

A Questions  and  Answers  section is  provided  at the  beginning  of the Proxy
Statement to address  various  questions  that you may have about the  proposals being considered,  the voting process and the shareholder meeting generally.  We urge you to confirm the Board's  recommendations  by voting FOR these proposals.
You may vote by mail, telephone, using the internet or in person.

Thank you for your continued support of the Babson Funds. If you should have any questions  regarding the proxy material please call the Funds' toll-free number,
(___)  ___-____,  and ask to speak with a  representative,  who will be happy to help you.

Sincerely,

Stephen S. Soden

                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

                 Notice of Joint Special Meeting of Shareholders
                         to be held _____________, 2002

To the Shareholders:

NOTICE IS  HEREBY  GIVEN  that a joint  Special  Meeting  of  Shareholders  (the
"Special  Meeting") of the  investment  companies  within the Babson Funds group listed above (each a "Fund" and together the "Funds") will be held at the Funds'
principal offices at the BMA Tower, 700 Karnes Boulevard,  Kansas City, Missouri
64108, on ________________, 2002, at 1:00 p.m., local time.

The Special Meeting is being held so that shareholders of each Fund may consider and vote on the following  proposals affecting their Fund, as fully described in the attached Proxy Statement.

FOR ALL FUNDS:
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1.   To elect four Directors (six Directors with respect to Babson Enterprise
     Fund II, Inc.) to hold office until their  successors  are duly elected and  qualified or until their earlier resignation or removal;

2.   To approve a New Investment Advisory Agreement between each Fund and
     Jones & Babson, Inc.;

FOR ALL FUNDS (EXCEPT BABSON-STEWART IVORY INTERNATIONAL FUND, INC.):
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3.a. To approve a New Investment Counsel Agreement between Jones & Babson, Inc.
     and David L. Babson & Company, Inc.;

FOR THE BABSON-STEWART IVORY INTERNATIONAL FUND, INC. ONLY:
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3.b. To approve a New Investment Counsel Agreement between Jones & Babson,
     Inc. and S.I. International Assets (formerly Babson-Stewart Ivory
     International)

FOR THE SHADOW STOCK FUND, INC. ONLY:
-------------------------------------

3.c. To approve a New Investment Counsel Agreement between Jones & Babson,
     Inc. and Analytic Systems, Inc.

FOR ALL FUNDS:
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4.   To transact  such other  business as may  properly  come before the Special
     Meeting and any adjournments thereof.

The record date for determining  shareholders entitled to notice of, and to vote at, the Special  Meeting and at any  adjournments  thereof has been fixed at the close of business on ________, 2002 for each Fund.

The principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone  and personal  contact  through D.F. King &
Co.,  Inc.  or its agents as well as through  Directors,  officers  and  regular employees of  management.  You will be reminded to vote your shares or your vote will be recorded over the phone if you choose to vote in that manner.

You are  cordially  invited to attend the  Special  Meeting.  Whether or not you expect to attend, please complete, date and sign each enclosed Combination Proxy
Ballot and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                              By Order of the Boards of Directors

                              Martin A. Cramer

                              Secretary
____________, 2002
Kansas City, Missouri

PROXY STATEMENT

TABLE OF CONTENTS

                                                                    Page

Questions and Answers
Proposal 1: Election of Directors
Proposal 2: Approval of New Investment Advisory Agreement
Proposal 3: Approval of New Investment Counsel Agreements
Additional Information
Exhibits   Current Agreements
           Forms of Proposed New Agreements

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage  you to read the attached  Proxy  Statement in full.  However,  the
following   questions  and  answers   represent  some  typical   questions  that
shareholders might have regarding this proxy.

Q:   WHY AM I BEING SENT THIS PROXY?

     You are receiving  this proxy because you have the right to provide  voting instructions on the important  proposals  concerning your investment in the
     Funds.

Q:   WHY AM I BEING  ASKED TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
     AGREEMENT?

     Each  Fund is  registered  under the  Investment  Company  Act of 1940,  as amended (the "1940  Act"),  which  requires  that any  investment  advisory agreement  for a mutual  fund  terminate  automatically  if the  investment adviser  experiences a significant change in ownership.  This provision has the effect of requiring that shareholders vote on a New Investment Advisory
     Agreement  and is designed to ensure  that  shareholders  have a say in the company or persons  that manage  their  fund.  The  acquisition  of Jones &
     Babson,  Inc., the Funds'  investment  adviser,  by RBC Dain Rauscher Corp.
     ("RBC Dain") will result in a change of  ownership of Jones & Babson,  Inc.
     and therefore  requires  shareholder  approval of a New Advisory  Agreement between  each  Fund and  Jones &  Babson,  Inc.  Details  of the  change of ownership are contained in the Proxy  Statement.  The material  differences between each current  Management  Agreement and the proposed New Investment
     Advisory Agreement for each Fund are described in the Proxy Statement. Your approval of the New Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Funds.

Q:   WILL THERE BE ANY CHANGES IN THE MANAGEMENT OF THE FUNDS IN CONNECTION WITH
     THE CHANGE IN CONTROL OF JONES & BABSON, INC.?

     No. Jones & Babson, Inc. will continue to manage the Funds after the change in  ownership  takes  place,  and it is also  anticipated  that the current sub-advisers  will  remain in place.  The Funds are  expected  to  continue receiving the same level and quality of  management  expertise and services as they do now.

Q:   WHY AM I BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  COUNSEL
     AGREEMENT?

     Each  Fund's  Investment  Counsel  Agreement  provides  that it  terminates automatically  if the  Management  Agreement  with  Jones  &  Babson,  Inc.
     terminates.  Because RBC Dain's  acquisition  of Jones & Babson,  Inc. will cause the termination of the Management Agreement,  shareholder approval of a New Investment  Counsel Agreement is required.  The material  differences between the Current  Investment  Counsel  Agreement  and the  proposed  New
     Investment  Counsel  Agreement  for each  Fund are  described  in the Proxy
     Statement.  Your approval of a New  Investment  Counsel  Agreement for your
     Fund will not increase the sub-advisory fees of each of the Funds or change the level, nature or quality of services provided to the Funds.

Q:   WHAT ELSE AM I BEING ASKED TO APPROVE?

     You are being asked to elect a Board of Directors for each Fund.

Q:   HOW DO THE BOARDS OF DIRECTORS RECOMMEND THAT I VOTE?

     After careful consideration, each Board of Directors unanimously recommends that  you  vote  in  favor  of,  or  FOR,  each  proposal  on the  enclosed
     Combination Proxy Ballot.

Q:   WHO IS ELIGIBLE TO VOTE?

     Shareholders  of record at the close of  business on  __________,  2002 are entitled to vote at the Special  Meeting or any adjournment  thereof.  Each share or fractional  share of record of a Fund is entitled to one vote or a fractional  vote on each  matter  presented  at the  Special  Meeting  that pertains to that Fund.

Q:   WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

     Please call your Fund at (877) 722-2766 for additional information. You can vote in one of four ways:

     By Mail: Use the enclosed  Combination Proxy Ballot to record your vote for each proposal, then return the card in the postpaid envelope provided.

     By Telephone:  Please see the  instructions on the ezVote(SM)  Consolidated
     Proxy Ballot.

     Using  the  Internet:   Please  see  the  instructions  on  the  ezVote(SM)
     Consolidated Proxy Ballot.

     In Person: By attending the Special Meeting and voting your shares.

Q:   WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO APPROVE THE PROPOSALS?

     It is important that shareholders vote to ensure that there is a quorum for the Special  Meeting.  If we do not receive your vote after several  weeks, you may be  contacted  by officers of the Funds or their  adviser or by our proxy  solicitor,  who will  remind  you to vote your  shares.  If we don't receive  sufficient  votes  to  approve  the  proposals  by the date of the
     Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.

                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

                                 Proxy Statement
                      Joint Special Meeting of Shareholders
                            ___________________, 2002

This Proxy Statement is being  furnished in connection with the  solicitation of proxies (voting instructions) from shareholders of the Babson Funds listed above
(each a "Fund"  and  together  the  "Funds"),  by and on behalf of the Boards of
Directors of the Funds.  Each Fund is a corporation  organized under the laws of the State of Maryland.

The proxies are intended for use at a Joint Special  Meeting of  Shareholders of
the Funds (the "Special  Meeting") to be held at the Funds' principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on __________,
2002, at 1:00 p.m.,  local time, or any adjournments  thereof,  for the purposes set forth in the accompanying Notice. These proxy materials were first mailed to shareholders on or about ____________, 2002.

The  Directors  have  scheduled  the Special  Meeting as a joint  meeting of the shareholders  of the Funds because  shareholders of each Fund are being asked to consider and vote on similar matters. Shares entitled to be voted at the Special
Meeting and at any  adjournments  thereof are those full and  fractional  shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted.  All shares of a Fund will vote  together as a single class on each  proposal  affecting  that Fund,  and  shareholders  of a Fund are entitled to one vote per share (and a fractional vote for any fractional  share)
on all proposals affecting that Fund.

Please  indicate  your voting  instructions  on the enclosed  Combination  Proxy
Ballot, sign and date the Ballot and return it in the envelope provided.  If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement (please see the  instructions  on the ezVote(SM)  Consolidated  Proxy  Ballot).  If your shares  are held in the name of your  broker,  please  contact  your  broker for instructions regarding how to vote your shares.

If your Proxy is properly signed,  dated and returned in time to be voted at the
Special Meeting,  the Shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1)  delivering  a written  revocation  to the  Secretary  of the Fund,  (2)
forwarding to the Fund a later-dated  Combination  Proxy Ballot that is received by the Fund at or prior to the Special  Meeting,  or (3)  attending  the Special
Meeting and voting in person.

In the event a quorum for any Fund is not present at the  Special  Meeting or in the event that a quorum is present  but  sufficient  votes to approve a Proposal for a Fund are not  received,  the  persons  named as proxies may propose one or more  adjournments  of the  Special  Meeting  for that  Fund to  permit  further solicitation  of proxies  provided they determine  that such an adjournment  and additional solicitation is reasonable and in the interest of shareholders.

Reports to Shareholders and Financial Statements. The Funds' latest joint Annual
Report to  Shareholders,  which includes  audited  financial  statements for the fiscal year ended June 30, 2002, is available free of charge.  To obtain a copy, please call the Babson Funds toll-free at (877) 722-2766,  or in the Kansas City area at (816) 751-5900,  or you may send a written request to Babson Funds, P.O.
Box 219757, Kansas City, MO 64121-9757.

Your  vote is  important  no matter  how many  shares  you own.  If you have any questions  concerning  the Proxy  Statement or the  procedures to be followed to execute and deliver a Proxy,  please  contact the Babson Funds by calling Martin
A. Cramer toll-free at (877) 722-2766.  In order to avoid the additional expense of  further  solicitation,  we ask your  cooperation  in  returning  your  Proxy promptly.

                               PROXY SUMMARY TABLE

The proposals to be voted on by Shareholders of the Funds are as follows:

                     Proposals                                    Fund(s) to Which Each Proposal Applies

1.  Election of four Directors for each Fund (six Directors         ALL FUNDS
with respect to Babson Enterprise Fund II, Inc.)
to hold office until their successors are duly
elected and qualified or until their earlier resignation
or removal.

2.  Approval of a New Investment Advisory                           ALL FUNDS
Agreement between each Fund and Jones & Babson,
Inc.

3.a. Approval of a New Investment Counsel Agreement                 D.L. BABSON TAX-FREE INCOME FUND, INC.
between Jones & Babson, Inc. and David L. Babson &                  D.L. BABSON MONEY MARKET FUND, INC.
Company, Inc.                                                       BABSON ENTERPRISE FUND, INC.
                                                                    BABSON ENTERPRISE FUND II, INC.
                                                                    DAVID L. BABSON GROWTH FUND, INC.
                                                                    BABSON VALUE FUND, INC.
                                                                    SHADOW STOCK FUND, INC.

3.b. Approval of a New Investment Counsel Agreement                 BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
between Jones & Babson, Inc. and S.I. International
Assets (formerly Babson-Stewart Ivory International)

3.c. Approval of New Investment Counsel Agreement                   SHADOW STOCK FUND, INC.
between Jones & Babson, Inc. and Analytic Systems,
Inc.

                                  Introduction

RBC Dain, an affiliate of Liberty Life Insurance  Company  ("Liberty"),  part of the U.S. operations of RBC Insurance,  the insurance operations of Royal Bank of
Canada,  has entered into a Purchase  Agreement ("J&B Purchase  Agreement") with
Generali  Finance B.V.  ("Generali"),  the indirect  parent  company of Business
Men's Assurance Company of America ("BMA"), and BMA, dated April 29, 2002. Under the  J&B  Purchase  Agreement,  RBC  Dain  will  purchase  from  BMA  all of the outstanding  shares  of  common  stock  of  Jones  &  Babson,  Inc.  ("J&B"),  a wholly-owned  subsidiary  of BMA and the  investment  adviser to the Funds ("J&B
Transaction").  The J&B Transaction is subject to certain  regulatory  approvals and  other  customary  conditions  as  well  as  the  approval  by  each  Fund's shareholders  of a new  investment  advisory  agreement with J&B (to take effect following the  acquisition by RBC Dain).  There is no assurance  these approvals will be obtained.

In a related  transaction,  Generali  and Liberty  have  entered into a Purchase
Agreement  dated  April  29,  2002  ("BMA  Purchase  Agreement").  Under the BMA
Purchase  Agreement,  Liberty will purchase from Generali all of the outstanding shares  of common  stock of BMA  ("BMA  Transaction").  The BMA  Transaction  is
subject  to the  satisfaction  of  various  terms  and  conditions  and  various regulatory and other approvals  including approval by the Missouri Department of
Insurance of the  acquisition  of BMA by Liberty.  There is no  assurance  these approvals will be obtained.

The J&B Purchase  Agreement  contains  certain  closing  conditions.  One of the conditions requires that shareholder  approvals of new advisory and sub-advisory agreements for the Funds and other  affiliated  funds managed by Jones & Babson,
Inc.  and  certain   affiliates  be  obtained  from  shareholders  whose  shares represent,  as of the Closing,  at least 75% of the  aggregate net assets of the
Funds  and the  other  affiliated  funds  as of the  date  of the  J&B  Purchase
Agreement.  These other  affiliated  funds consist of the following:  J&B Funds,
Investors  Mark Series  Fund,  Inc.,  and D.L.  Babson Bond Trust.  Increases or
decreases attributable exclusively to positive or negative changes in the market value of  portfolio  assets  that  occur  between  the date of the J&B  Purchase
Agreement and the date of the Closing are not taken into account in  calculating this 75%  figure.  There is no  assurance  that this  condition  will be met. If approvals are not obtained from the  requisite  75%, the J&B Purchase  Agreement provides that RBC Dain shall propose to Generali a revised  purchase price to be paid to Generali.  In this event,  there is no assurance that RBC Dain's revised offer will be acceptable to Generali.  Therefore, there is no guarantee that the
Closing will occur. Shareholders of the Funds are not being asked to vote on the
J&B Transaction or the BMA Transaction.

Each of the BMA  Transaction  and the J&B  Transaction is  conditioned  upon the closing of the other  acquisition.  Assuming all regulatory and other  approvals are  obtained  in a  timely  manner,  the J&B  Transaction  (as  well as the BMA
Transaction) is expected to close on or about _______, 2002 (the "Closing").

The  consummation of the J&B Transaction will result in an "assignment," as that term is defined in the  Investment  Company  Act of 1940 ("1940  Act"),  of each
Fund's  current   management  and  investment   counsel   agreements   ("Current
Agreements").  Under the 1940 Act,  the Current  Agreements  will  automatically terminate  upon their  assignment.  As a result,  the Boards of Directors of the
Funds  have  approved  New  Investment   Advisory  and  New  Investment  Counsel
Agreements  ("New  Agreements"),  subject to approval by  shareholders.  The New
Agreements are discussed in detail later in this Proxy Statement.

Section 15(f) of the 1940 Act provides that an investment  adviser (such as J&B)
to a registered  investment  company (such as the Funds),  and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest  in such  investment  adviser  which  results  in an  assignment  of an investment advisory contract if the following two conditions are satisfied:  (1)
for a period of three years after such assignment,  at least 75% of the board of directors of the investment  company cannot be "interested  persons" (within the meaning of Section  2(a)(19) of the 1940 Act) of the new  investment  adviser or its predecessor;  and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the  investment  company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), Generali, BMA and RBC Dain have agreed in the J&B Purchase  Agreement that RBC Dain will cause the Funds to
comply  with  the   requirements  of  15(f)  including  using  all  commercially reasonable  efforts  to  assure  that,  for a period  of three  years  after the closing,  at least 75% of the Board of Directors  of each Fund or any  permitted successor  thereto are not "interested  persons" (as defined in the 1940 Act) of
J&B.

With respect to the second  condition of Section 15(f),  any unfair burden on an investment  company is defined in the 1940 Act to include any arrangement during the two year period after any such  transaction  occurs  whereby the  investment adviser  or its  predecessor  or  successor,  or any  interested  person of such adviser,  predecessor  or  successor,  receives  or is  entitled  to receive any compensation  of two types,  either  directly or  indirectly.  The first type is compensation  from  any  person  in  connection  with  the  purchase  or sale of securities or other  property to, from or on behalf of the  investment  company, other than bona fide ordinary  compensation  as principal  underwriter  for such company.  The second type is  compensation  from the  investment  company or its security holders for other than bona fide investment advisory or other services.

In the J&B Purchase Agreement,  RBC Dain agreed not to impose or seek to impose, for a period of two years after the closing date, any unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act. As described  later in this
Proxy  Statement,  overall  expenses of the Funds will not exceed current levels for a period of two years from the  Closing  date,  under an Expense  Limitation
Agreement between J&B and the Funds.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

It is proposed  that four  nominees  (six  nominees  with  respect to the Babson
Enterprise  Fund II,  Inc.)  be  elected  to each  Fund's  Board at the  Special
Meeting.  The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal.  The nominees would take office effective upon Closing.  Biographical  information regarding each of the nominees is provided in this Proposal.

The role of a Fund's Board of Directors is to provide  general  oversight of the
Fund's  business,  and to ensure  that the Fund is  operated  for the benefit of shareholders.  The  Directors  meet at least  quarterly  and  review  the Fund's performance  and oversee  the  services  provided to the Fund by the  investment manager, sub-advisers and the Fund's other service providers.

Information Regarding Nominees

At a meeting held on May 30, 2002, the Directors who are not interested  persons of the Funds, J&B or any sub-adviser (the "Independent Directors"),  unanimously nominated  Messrs.  Bell,  James and Wein and Ms.  Hale,  described  below,  for election as  Directors,  to take office  effective  upon  Closing.  Prior to the nomination  of these four  individuals,  a committee of the current  Independent
Directors reviewed detailed written information  concerning the nominees and met in person with them.  None of these four nominees is currently a Director of any of the Funds.  If elected by  shareholders,  these four  nominees will only take office if the  Closing  occurs.  If the  Closing  does not  occur,  the  current
Directors will remain as the entire Board of Directors of each Fund. If elected, each will serve until his or her successor is duly elected and qualified. If any of the  nominees  become  unavailable  for  election  as a  Director  before the meeting,  proxies  will be  voted  for the  other  persons  that  the  Directors recommend.  The four nominees,  each of whom will be an Independent  Director if elected by  shareholders,  are all currently  Directors of Great Hall Investment
Funds, Inc., a mutual fund advised by an RBC Dain affiliate. With respect to the nominees for Babson  Enterprise  Fund II, Inc.,  William H. Russell and H. David
Rybolt, each a current Director, are being proposed for re-election.

With regard to the current Directors, Mr. Russell is a Director of all Funds and
has previously been elected as such by shareholders. Mr. Rybolt is a Director of all  Funds,  except  Babson-Stewart  Ivory  International  Fund,  Inc.,  and has
previously been elected as such by shareholders.

Edward S. Ritter is a Director of all Funds,  except Babson  Enterprise Fund II,
Inc.,  and has  previously  been  elected as such by  shareholders.  Mr.  Ritter intends to resign as a Director of such Funds upon Closing.  Stephen S. Soden is a  Director  of  Babson  Enterprise  Fund  II,  Inc.,  has not been  elected  by shareholders and intends to resign as a Director of the Fund upon Closing. James
T.  Jensen is a  Director  of  Babson-Stewart  Ivory  International  Fund,  Inc.
("International Fund") and has previously been elected as such by shareholders.

Background Information Regarding the Nominees,  Directors and Executive Officers
of the Funds

The following provides the names, ages,  addresses and principal  occupations of the nominees and the existing Directors. The age of each individual is indicated
in parenthesis.

Current Interested Directors

--------------------------- --------------------   ----------------------- -----------------  ------------------- --------------

Name, Address and Age      Position(s) Held with     Term of Office and    Principal Occupation  Number of           Other
                                 the Funds          Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                                 Complex(1) Overseen Held by
                                                                                                 by Director         Director
--------------------------- --------------------   ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------   ----------------------- ---------------------- ------------------ --------------

Edward S. Ritter* (47)       Director              Director since          Senior Vice President-     Nine2          Director,
BMA Tower                                          September 13,           Corporate Development,                    Jones & Babson,
700 Karnes Boulevard                               2002**                  Business Men's Assurance                  Inc., a mutual
Kansas City, Missouri 64108                                                Company of America                        fund management
                                                                           (insurance company);                      company
                                                                           Vice President of
                                                                           Investors Mark Advisors,
                                                                           LLC (mutual fund
                                                                           management company)

--------------------------- --------------------   ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------   ----------------------- ---------------------- ------------------ --------------
Stephen S. Soden* (57)      Director, President    Two years of service    President, Chief Executive Eleven         Director,
BMA Tower                   and Principal          as a Director**         Officer, Jones & Babson, Inc.             Jones & Babson,
700 Karnes Boulevard        Executive Officer                              (management company); President,          Inc., a mutual
Kansas City, MO 64108                                                      Investors Mark Advisors, LLC              fund management
                                                                           ("IMA") (management company);             company
                                                                            President and Principal Executive
                                                                            Officer, Investors Mark Series
                                                                            Fund; President, Buffalo Fund
                                                                            Complex (seven funds)3;
                                                                            President, J&B Funds (three
                                                                            funds)3; Senior Vice President
                                                                            of Business Men's Assurance
                                                                            Company of America ("BMA")
                                                                            (insurance company) and,
                                                                            formerly, President and Chief
                                                                            Executive Officer of BMA
                                                                            Financial Services, Inc.
                                                                            ("BMAFS") (broker/dealer)
                                                                            until December 31, 2001 when
                                                                            BMAFS ceased operations.

*Mr. Ritter and Mr. Soden may be deemed to be "interested  persons" of the Funds as that term is  defined  in the 1940 Act due to their  positions  with  Jones &
Babson,  Inc.,  the  Funds'  investment  manager,   principal   underwriter  and
administrator.

Current Independent Directors

--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------

Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of           Other
                                 the Funds           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                                  Complex Overseen    Held by
                                                                                                  by Director         Director
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------

William H. Russell (79)      Director                Seventeen years of     Financial Consultant    Nineteen4           None
                                                     service as a
BMA Tower                                            Director**
700 Karnes Blvd
Kansas City, MO 64108

--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------
--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------

H. David Rybolt (60)          Director               Eleven years of        Consultant, HDR         Eighteen5           None
                                                     service as a           Associates (management
BMA Tower                                            Director**             consulting)
700 Karnes Blvd
Kansas City, MO 64108

--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------

James T. Jensen (73)              Director           Fifteen years of       Chief Executive Officer     One6                None
                                                     service as a           Jensen Associates, Inc.
BMA Tower                                            Director**             (consulting)
700 Karnes Blvd
Kansas City, MO 64108

**Directors of the Fund hold office until their  successors are duly elected and qualified or until their earlier  resignation  or removal.  Officers of the Fund shall serve for one year and until the successors are chosen and qualify.

---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------
---------------------------- ----------------------  -------------------    --------------------- ----------------- ----------------

NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS

T. Geron ("Jerry") Bell (61)     Director Nominee    Not Applicable   President of the Minnesota           27   Director, Great Hall
34 Kirby Puckett Place                                                Twins Baseball Club Incorporated          Investment Funds,
Minneapolis, MN 55415                                                 since 1987.                               Inc., a registered
                                                                                                                investment company
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain.

Sandra J. Hale (67)              Director Nominee    Not Applicable   President of Enterprise Management,  27   Director, Great Hall
60 South Sixth Street                                                 Int'l. since 1991.                        Investment Funds,
Minneapolis, MN 55402                                                                                           Inc., a registered
                                                                                                                investment company
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain.

Ronald James (51)                Director Nominee    Not Applicable   President and Chief Executive        27   Director, Great Hall
MJH 300, 1000 LaSalle                                                 Officer, Center for Ethical               Investment Funds,
Minneapolis, MN 55403-2005                                            Business Cultures since 2000;             Inc., a registered
                                                                      President and Chief Executive             investment company
                                                                      Officer of Ceridian Corporation           advised by an
                                                                      - Human Resources Group from              affiliated of
                                                                      1996 to 1998.                             RBC Dain.

Jay H. Wein (70)                 Director Nominee    Not Applicable   Independent investor and business     27  Director, Great Hall
5305 Elmridge Circle                                                  consultant since 1989.                    Investment Funds,
Excelsior, MN 55331                                                                                             Inc., a mutual fund
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain.

ADDITIONAL  NOMINEES FOR ELECTION AS INDEPENDENT  DIRECTORS - BABSON  ENTERPRISE
FUND II, INC.

William H. Russell *            Director

H. David Rybolt *               Director

* Biographical information for Messrs. Russell and Rybolt is contained above.
--------------------------

1    The term "Fund  Complex" as used herein  consists of the Babson Funds,  J&B
     Funds,  the Buffalo Fund Complex and Investors  Mark Series Fund,  Inc. The
     Babson Funds consist of: Babson  Enterprise Fund II, Inc., D.L. Babson Bond
     Trust,  D.L.  Babson Money Market Fund,  Inc.,  D.L. Babson Tax-Free Income
     Fund,  Inc.,  Babson  Enterprise  Fund,  Inc., David L. Babson Growth Fund,
     Inc., Babson Value Fund, Inc.,  Shadow Stock Fund, Inc. and  Babson-Stewart
     Ivory International Fund, Inc. The Buffalo Fund Complex consists of Buffalo
     Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund,
     Inc.,  Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund., Inc. and the
     Buffalo  Funds,  which is a series  fund  consisting  of Buffalo  Science &
     Technology  Fund and Buffalo Mid Cap Fund.  Jones & Babson,  Inc. serves as principal  underwriter  and registered  transfer agent for each fund in the
     Buffalo  Fund  Complex.  The J&B Funds is a series fund  consisting  of J&B
     Mid-Cap  Aggressive  Growth Fund, J&B Small-Cap  Aggressive Growth Fund and
     J&B Small-Cap International Fund. Jones & Babson, Inc. serves as investment advisor,  principal  underwriter and registered  transfer agent for each of the J&B Funds.  Investors Mark Series Fund, Inc.  consists of the following
     nine  portfolios:   Balanced,   Global  Fixed  Income,   Growth  &  Income,
     Intermediate  Fixed Income,  Large Cap Value,  Large Cap Growth,  Small Cap
     Equity, Mid Cap Equity and Money Market. Jones & Babson, Inc. serves as the principal underwriter for Investors Mark Series Fund, Inc. D.L. Babson Bond
     Trust,  the J&B Funds,  the Buffalo Fund Complex and Investors  Mark Series
     Fund, Inc. are not subject to this proxy.

2    Director/Trustee for each of the Babson Funds except Babson Enterprise Fund
     II, Inc.

3    Director of Babson  Enterprise Fund II, Inc. Mr. Soden is also a Trustee of the J&B Funds and Director/Trustee of the Buffalo Fund Complex.

4    Director/Trustee  for each of the Babson  Funds and  Director of  Investors
     Mark Series Fund, Inc.

5    Director/Trustee  for each of the Babson Funds except  Babson-Stewart Ivory
     International. Director of Investors Mark Series Fund, Inc. and D.L. Babson
     Bond Trust.

6    Director of Babson-Stewart Ivory International Fund.

Executive Officers of the Funds

Currently, the principal executive officers of the Funds are all officers and/or employees of Jones & Babson, Inc. The following table contains information about the current principal executive officers of the Funds.

------------------------------------ ---------------------------- -------------------- -------------------------------

 Name, Address and Age                Position with the Funds     Term of Office and    Principal Occupation(s)
                                                                  Length of Time Served During Past Five Years
------------------------------------ ---------------------------- --------------------  ------------------------------
------------------------------------ ---------------------------- --------------------  ------------------------------

Stephen S. Soden (57)                President and Principal       One year term and     President, Chief Executive Officer
                                     Executive Officer             two years of service  and Director, Jones & Babson, Inc.
BMA Tower                                                                                (management company); Director,
700 Karnes Blvd                                                                          Babson Enterprise Fund II, Inc.;
Kansas City, MO 64108                                                                    President, Investors Mark Advisors,
                                                                                         LLC ("IMA")(management company);
                                                                                         President and Principal Executive
                                                                                         Officer, Investors Mark Series
                                                                                         Fund; President and Director/Trustee,
                                                                                         Buffalo Fund Complex (seven funds);
                                                                                         President and Trustee, J&B Funds
                                                                                         (three funds); Senior Vice
                                                                                         President of Business Men's
                                                                                         Assurance Company of America
                                                                                         ("BMA") (insurance company) and,
                                                                                         formerly, President and Chief Executive
                                                                                         Officer of BMA Financial Services,
                                                                                         Inc. ("BMAFS") (broker/dealer)
                                                                                         until December 31, 2001 when
                                                                                         BMAFS ceased operations.

------------------------------------ ---------------------------- ------------------- ---------------------------------------
------------------------------------ ---------------------------- -------------------- ---------------------------------------

P. Bradley Adams (41)                Vice President, Treasurer,    One year term and     Vice President Finance and Operations
                                     Principal Financial Officer   eleven years of       and Chief Operations Officer, Jones &
BMA Tower                            and Principal Accounting      service               Babson, Inc. (management company);
700 Karnes Blvd                      Officer                                             Treasurer, IMA (management company);
Kansas City, MO 64108                                                                    Principal Financial Officer and
                                                                                         Principal Accounting Officer,
                                                                                         Investors Mark Series Fund; Vice
                                                                                         President and Treasurer, Buffalo
                                                                                         Fund Complex; Vice President, Chief
                                                                                         Financial Officer and Trustee, J&B
                                                                                         Funds; and, Treasurer and Chief
                                                                                         Financial Officer, Gold Bank Funds
                                                                                         (two funds)7.

------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------ --------------------------- --------------------- ---------------------------------------

W. Guy Cooke (41)                    Vice President and Chief      One year term and     Chief Compliance Officer, Jones &
                                     Compliance Officer            three years of        Babson, Inc. (management company);
BMA Tower                                                          service               Vice President and Chief Compliance
700 Karnes Blvd                                                                          Officer, Buffalo Fund Complex and J&B
Kansas City, MO 64108                                                                    Funds.

------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------ --------------------------- --------------------- ---------------------------------------

Martin A. Cramer (52)                Vice President and            One year term and     Legal and Regulatory Affairs Vice
                                     Secretary                     eleven years of       President and Secretary, Jones &
BMA Tower                                                          service               Babson, Inc. (management company);
700 Karnes Blvd                                                                          Secretary, IMA (management company);
Kansas City, MO 64108                                                                    Vice President and Secretary, Buffalo
                                                                                         Fund Complex; Assistant Vice
                                                                                         President and Secretary, J&B Funds;
                                                                                         and Secretary, Gold Bank Funds (two
                                                                                         funds).

------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------ --------------------------- --------------------- ---------------------------------------

Constance E. Martin (40)             Vice President                One year term and     Vice President and Director Mutual
                                                                   six years of          Fund Client Relations, Jones &
BMA Tower                                                          service               Babson, Inc. (management company);
700 Karnes Blvd                                                                          Vice President, Buffalo Fund Complex
Kansas City, MO 64108                                                                    and J&B Funds.

------------------------------------ -------------------------- ---------------------- ---------------------------------------

7    Gold Bank Funds is a series  fund  consisting  of Gold Bank Equity and Gold
     Bank Money Market Fund. Jones & Babson,  Inc. serves as Registered Transfer
     Agent for each of the Gold Bank Funds.

As of the Record Date, the  Directors/nominees  held the following  interests in the Funds' securities:

------------------------------- ------------------------------------------------ -------------------------------------

                                                                                   Aggregate Dollar Range of Equity
   Name of Director/Trustee     Dollar Range of Equity Securities in Each Fund       Securities in all Funds
                                                                                   Overseen or to be Overseen by
                                                                                    Director/Trustee in Family of
                                                                                         Investment Companies
------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      William H. Russell

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       H. David Rybolt

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------
       James T. Jensen

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       Edward S. Ritter

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      T. Geron Bell

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Sandra J. Hale

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Ronald James

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Jay H. Wein

------------------------------- ------------------------------------------------ -------------------------------------

Audit Committee.  Each Fund has an Audit Committee that assists the Fund's Board in  fulfilling  its duties  relating  to the  Fund's  accounting  and  financial reporting practices,  and also serves as a direct line of communication  between the Board and the independent accountants.  The Audit Committee of each Board is composed of its  Independent  Directors.  The Audit Committee of each Board held one meeting during the Fund's most recent fiscal year. The Independent Directors have no  financial  interest  in, nor are they  affiliated  with either  Jones &
Babson, Inc., the manager of each Fund, or any of the investment counsel to each
Fund.  Messrs.  Bell,  James and Wein and Ms.  Hale,  if  elected,  will also be members of the Audit Committee.  The specific  functions of each Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent  accountants the plan and results of the auditing
engagement,   approving   professional  services  provided  by  the  independent
accountants prior to the performance of such services,  considering the range of audit  and  non-audit  fees,  reviewing  the  independence  of  the  independent accountants,  reviewing  the scope and  results  of the  Fund's  procedures  for internal  auditing,  and  reviewing  the Fund's  system of  internal  accounting controls.

Independent Accountants.  The firm Ernst & Young LLP has extensive experience in investment  company  accounting  and  auditing  and has  served  as  independent accountants  for the Funds since the fiscal year that ended June 30,  1999.  The financial  statements  included  in the Funds'  joint  Annual  Report  have been examined by Ernst & Young LLP.

Ernst & Young LLP and its  members do not have any direct or  indirect  material financial  interest in or connection with any Fund in any capacity other than as independent accountants.

For the fiscal year that ended June 30,  2002,  Ernst & Young LLP has or will be paid $_______ for the  professional  services it rendered in auditing the Funds'
financial  statements.  Ernst & Young LLP does not provide Financial Information
Systems Design and Implementation  services or other consulting  services to the
Funds, their investment  advisers or to any other entity that controls,  that is controlled by or that is under common control with the adviser and that provides services to the Funds.

RBC Dain has recently informed J&B that Ernst & Young LLP will no longer be able to serve as the Funds' independent  accountants after the Closing. Ernst & Young
LLP currently  provides various services for certain affiliates of RBC Dain that will result in Ernst & Young LLP no longer being  considered  to be  independent and thus rendering  Ernst & Young LLP unable to perform the audit  functions for the Funds after the  Closing.  After the  Closing,  the Boards of Directors at a
subsequent Board meeting, will consider approval of new independent  accountants for the Funds.  Should the Closing  not occur,  Ernst & Young LLP will remain as the Funds' independent accountants.

Compensation of Directors.  Currently,  the Funds do not directly compensate any
Interested  Director  or  officer  for their  normal  duties and  services.  The
Independent  Directors' fees, including travel and other expenses related to the
Board meetings,  are paid by Jones & Babson,  Inc. pursuant to the provisions of the Current  Management  Agreements with the Funds which require J&B to bear the operating  costs of the Funds out of its  management  fee. If the New Agreements are  approved  by  shareholders,  the Funds  (and not J&B) will  compensate  the
Directors for their fees and expenses.

Each Independent  Director receives an annual retainer for serving as a Director for at least one of the Funds. Messrs. Russell and Rybolt each receive an annual retainer  of $7,000.  Mr.  Jensen  receives an annual  retainer  of $4,000.  The
Independent  Directors also receive $125 for each Fund's Board meeting attended.
During the last fiscal year,  each Board held five  meetings,  except for Babson
Enterprise Fund, Inc., which held six meetings.  No Director  attended less than
75% of the applicable  meetings,  including  Committee  meetings.  The following chart sets forth each Director's annual compensation:

------------------------------- ---------------------------- ---------------------------- ----------------------------

       Name of Director          Compensation for Serving       Pension or Retirement       Total Compensation from
                                       on the Boards              Benefits Accrued             the Fund Complex
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      William H. Russell                  $5,750                        n.a.                        $______
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       H. David Rybolt                    $5,125                        n.a.                        $______
------------------------------- ---------------------------- --------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       James T. Jensen                     $500                         n.a.                        $______
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Required  Vote.  The  nominees to serve as  Directors  of a Fund who receive the affirmative  vote of a plurality of all votes cast by  shareholders of that Fund at the Special  Meeting,  provided a quorum is present,  will be elected for all
Funds.

RECOMMENDATION OF THE BOARDS OF DIRECTORS.  THE BOARDS OF DIRECTORS  UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF ELECTING THE NOMINEES.

                                 PROPOSAL NO. 2

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                   BETWEEN EACH FUND AND JONES & BABSON, INC.

Under Proposal No. 2, each Fund's  shareholders,  voting  separately,  are being asked to  approve a new  investment  advisory  agreement  (the  "New  Investment
Advisory Agreement") between their Fund and J&B. The Boards are seeking approval of the New  Investment  Advisory  Agreement to permit each Fund's  management to continue providing uninterrupted service to the Funds after the Closing.

As required by the 1940 Act, the current  management  agreements  (the  "Current
Management Agreements") provide for their automatic termination upon assignment.
The J&B Transaction  will  constitute an assignment,  as that term is defined in the 1940 Act, of the Current  Management  Agreements,  and  consequently,  their termination.  Accordingly,  a New  Investment  Advisory  Agreement with J&B with respect to each Fund is being  proposed  for  approval by  shareholders  to take effect upon the Closing.

In addition, each of the current investment counsel agreements (each, a "Current
Investment Counsel Agreement") between J&B and the respective investment counsel to each Fund provides for  termination  upon  termination  of the  corresponding
Current  Management  Agreement.  Accordingly,  each  of the  Current  Investment
Counsel Agreements will also terminate upon the Closing.  New Investment Counsel
Agreements  are  therefore  also  being  separately  proposed  for  approval  by shareholders and are described in Proposal 3 below.

Approval of the New Investment Advisory Agreement

As described below,  the Directors are proposing that  shareholders of each Fund approve  a  New  Investment  Advisory  Agreement  with  J&B  and  each  Fund.  A description  of the New  Investment  Advisory  Agreement  and the services to be provided  by J&B is set  forth  below.  This  description  is  qualified  in its entirety  by  reference  to the form of the New  Investment  Advisory  Agreement attached to this Proxy Statement as Exhibit __.

Information About J&B

J&B serves as the  investment  manager of each Fund and, as such,  provides each
Fund with  professional  investment  supervision and management.  J&B, formed in
1959, has been the investment adviser for each Fund since its inception.  J&B is a wholly-owned  subsidiary of BMA which is considered to be a controlling person of J&B  under the 1940  Act.  Assicurazioni  Generali  S.p.A.  ("Generali"),  an
insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person of and is the ultimate parent of BMA. Mediobanca is a 5%
owner of Generali.

The following chart lists the principal  executive officers and directors of J&B and their principal occupations, if different from their positions with J&B:

NAME                                        POSITION WITH J&B AND
                                            PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

Stephen S. Soden *

Michael K. Deardorff

David A. Gates

Edward S. Ritter *

Robert N. Sawyer

David L. Higley

P. Bradley Adams *

Martin A. Cramer *

William G. Cooke *

Constance E. Martin *

* Biographical  information for these individuals is contained in Proposal No. 1 above.

Information About RBC Dain

RBC  Dain.   RBC  Dain   (formerly,   Dain  Rauscher   Corp.),   a  Minneapolis,
Minnesota-based  holding company formed in 1973,  provides investment advice and services to individual  investors in the western  United  States and  investment banking,  research and sales  services to  corporate  and  governmental  clients nationwide  and in Europe through its principal  subsidiary,  Dain Rauscher Inc.
("Dain  Rauscher").  Dain Rauscher deals in securities of, and is a market-maker in securities of, issuers based throughout the United States and in Europe. Dain
Rauscher  also  clears  and  settles  securities  trades for  approximately  180 correspondent  brokerage  firms  through  its RBC  Dain  Correspondent  Services division, which is based in Minneapolis, Minnesota. Another RBC Dain subsidiary,
Voyageur Asset Management,  was formed in 1983 and currently provides investment advisory and  administrative  services to the Great Hall(R)  Investment Funds, a series of five open-end money market mutual funds.  Voyageur also provides fixed income,  equity  and  balanced  portfolio  management  services  to a variety of private account clients. Voyageur's investment team currently manages over $18.9
billion  in  assets  for  individuals,   public  entities,  Taft-Hartley  plans,
corporations,  private  nonprofits,   foundations,   endowments  and  healthcare
organizations.  Dain Rauscher  Lending  Services Inc. was formed in 1997 to make certain  types of loans to  customers  that  are  collateralized  by  customers'
control  and  restricted  securities.   At  September  1,  2002,  RBC  Dain  had
approximately  5,300  employees  located  in 41  states.  RBC Dain is a Delaware corporation with its executive  offices located at Dain Rauscher Plaza, 60 South
Sixth Street,  Minneapolis,  Minnesota 55402-4422. Its telephone number is (612)
371-2711. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada.

Royal Bank of Canada.  Royal Bank of Canada is a Canadian  chartered  bank, with its principal  executive  office  located at 200 Bay Street,  Toronto,  Ontario,
Canada M5J 2J5.  Shares of Royal Bank of Canada are listed on the Toronto  Stock
Exchange  and on the New York  Stock  Exchange.  Royal  Bank of Canada  ranks as
Canada's largest financial institution as measured by assets,  revenues, and net income as of June 2002. As of October 31, 2001, its most recent fiscal year end,
Royal Bank of Canada was the seventh largest bank in North America and among the
60 largest banks in the world,  measured by assets. Royal Bank of Canada and its subsidiaries  engage principally in personal and commercial  banking,  insurance products,  investment and trust services,  corporate and investment  banking and on-line banking and  transaction-based  services,  including custody. RBC Global
Investment  Management  (wholly  owned by Royal Bank of  Canada) is the  primary investment advisor to Royal Mutual Funds and manages  approximately C$42 billion in assets.  Royal Mutual Funds is Canada's  largest no-load mutual fund company, with  over 50 mutual  funds  offering  investors  the full  range of choice  for
Canadian, U.S., International and Global investing.

Information About the Current Management Agreements

The Current Management  Agreements provide for a "unified fee" arrangement under which J&B  receives a management  fee for (1)  providing  investment  management services  (which involves  selecting,  monitoring and supervising the investment counsel);  (2)  providing  or  obtaining  or  paying  the cost of  general  fund administration, fund accounting and transfer agency services; and (3) paying the fees of the investment counsel,  custodian,  outside legal counsel and auditors, as well as the costs of printing,  mailing and other Fund expenses.  The Current
Management  Agreements  also  provide  for the  Funds  to pay  certain  expenses directly,  such as interest,  taxes, dues, fees and other governmental  charges.
These  fees paid  directly  are  limited  in scope  (between  one and five basis points,  except for Babson-Stewart  Ivory  International  Fund, Inc., which pays foreign sub-custodian costs directly which are equal to ___%). Therefore,  under the  unified  fee  arrangement,  the  overall  expenses of the Funds are largely reflected by the management fee.

The  Current  Management  Agreements  require  J&B to retain  David L.  Babson &
Company, Inc. as sub-adviser.

Also, under the Current Management Agreements,  all the Funds that have "Babson"
in their  names may use the name  "Babson"  in their  names  only so long as J&B continues as manager and David L. Babson & Company,  Inc.  continues to serve as sub-adviser for the Funds.

The Current Management  Agreements were most recently continued by the Boards of
Directors  on   _____________   and  were  last  approved  by   shareholders  on
-----------.

For the  fiscal  year  ended  June  30,  2002,  each of the  Funds  paid J&B the following  percentage  of its average daily net assets as  compensation  for its services as investment adviser to the Fund:

                                                                  Management            Aggregate Amount
Fund                                                              Fee Paid              of Management Fees paid
-----------                                                       -------              ---------------------------

D.L. Babson Tax-Free Income Fund, Inc..........................
D.L. Babson Money Market Fund, Inc..............................
Babson Enterprise Fund, Inc.....................................
Babson Enterprise Fund II, Inc..................................
David L. Babson Growth Fund, Inc.................................
Babson Value Fund, Inc..........................................
Shadow Stock Fund, Inc...........................................
Babson-Stewart Ivory International Fund, Inc.....................

As full compensation for its services under the Current  Management  Agreements, the Funds pay J&B a monthly  fee at the annual  rates  shown in the table  below based on the average daily net assets of each Fund.

                                                                Management Fee
                                                              (Annual Rate Based
                                                                on Average Daily
                                                              Net Assets of Each
Fund                                                                Fund)
-----------                                                   ------------------
D.L. Babson Tax-Free Income Fund, Inc..........................
D.L. Babson Money Market Fund, Inc..............................
Babson Enterprise Fund, Inc.....................................
Babson Enterprise Fund II, Inc..................................
David L. Babson Growth Fund, Inc.................................
Babson Value Fund, Inc..........................................
Shadow Stock Fund, Inc...........................................
Babson-Stewart Ivory International Fund, Inc.....................

Information About the Proposed New Investment Advisory Agreement

The proposed New Investment  Advisory  Agreement differs  significantly from the
Current Management Agreements.  The New Investment Advisory Agreement provides a more  traditional  structure than currently in place for the Funds,  whereby the
Funds  would  agree  to  directly  pay for  their  own  expenses  (advisory  and non-advisory)  rather than paying a single "unified" management fee to J&B, with
J&B then  responsible for the provision of needed services and payment of all or most of the advisory or  non-advisory  expenses of the Funds. In order to retain
the  same  general   economic  effect  of  the  "unified  fee"   structure,   an
Administrative  Services  Agreement  for each Fund under which J&B will  provide fund  administration,  transfer agency,  fund accounting and other services in a manner similar to the current  arrangement was approved by each Board at the May
30, 2002 joint meeting.  Each Fund will pay J&B an annual fee of .10% of average daily net assets  under the  Administrative  Services  Agreement.  However,  the
advisory fee under the New Investment  Advisory Agreement for each Fund has been
reduced  from  its  current   level,   such  that  the  combined   advisory  and
administrative  fees are identical to the current management fees.  Shareholders are not being  asked to  approve  the  Administrative  Services  Agreement.  The
Administrative   Services   Agreement  can  be  amended  by  the  Board  without
shareholder approval.  Therefore,  there is the potential that there could be an increase  in the total  operating  expenses  of a Fund in the future  should the
Board  of  a  Fund  decide  to  approve  an  increase  in  the  fees  under  the
Administrative  Services  Agreement.  However,  as described  below, no increase shall  occur for at least two years from the date of the  Closing.  The .10% fee under the Administrative  Services Agreement was established by J&B based on the portion of the management fees under the Current  Management  Agreements that is attributable to the non-advisory  functions,  based on the expectation of future asset  growth due to the RBC Dain  acquisition  and the  economies of scale that will result therefrom.

The proposed New Investment  Advisory  Agreement,  unlike the Current Management
Agreements,  does not  mandate  the use of David L.  Babson & Company,  Inc.  as sub-adviser for the Funds. In addition,  as discussed in more detail in Proposal
3 herein,  the New Investment  Advisory  Agreement  would allow J&B,  subject to approval by the Board of Directors, to terminate David L. Babson & Company, Inc.
or any other sub-adviser  retained by J&B. Further,  the Babson name protections found in the Current  Management  Agreements  have not been  included in the New
Investment Advisory Agreement.

There are other material  differences between the Current Management  Agreements and the New Investment Advisory Agreement. The New Investment Advisory Agreement
contains a number of provisions not found in the Current  Management  Agreements but which are common to modern investment advisory agreements.  These provisions include:

*    authorization  to utilize  sub-advisers to the full extent  permitted under the 1940 Act.

*    specific  authority  to hire  and  fire  sub-advisers  without  shareholder approval,  if the Fund/ adviser  seeks and obtains the necessary  exemptive relief from the Securities and Exchange Commission ("SEC").

*    discretion and authority for the adviser to allocate portfolio brokerage of the Funds, and consistent with federal law, pay higher brokerage costs when the adviser deems it to be reasonable in view of the brokerage and research services obtained by the adviser.

*    flexibility to amend the advisory agreement without shareholder approval in circumstances where the SEC would not require shareholder approval.

*    provisions regarding the protection of the sub-adviser's name.

*    indemnification  provisions where, under certain  circumstances,  the Funds agree to  indemnify  the adviser and the adviser  agrees to  indemnify  the
     Funds.

There are certain similarities between the Current Management Agreement for each
Fund and the New  Investment  Advisory  Agreement.  Under both  Agreements,  the adviser is retained to manage the investment and  reinvestment  of the assets of the Funds. The Agreements also each provide that they may be terminated  without penalty  upon 60 days  written  notice by the  Fund.  The  Agreements  also each provide  that,  in the  absence  of  willful  misfeasance,  bad  faith  or gross negligence in the performance of its duties, the adviser shall not be liable for errors of judgment or losses related to its advisory services to the Funds.

Expense Limitation Agreement.  An Expense Limitation Agreement for each Fund was approved for each Fund by the  respective  Boards  under which J&B,  once J&B is acquired by RBC Dain,  would  subsidize the overall  expenses of the Funds for a period of two years from the  Closing  date,  in order to  maintain  the overall expense levels of the Funds at the current  expense levels.  For the Funds,  the
Expense Limitation  Agreement would maintain the overall expenses of those Funds at the same levels that would be  maintained  under the current  management  fee percentages, combined with the minimal other expenses borne by the Funds outside of the "unified" fee structure during the fiscal year ending June 30, 2002.

Recommendation of the Boards of Directors

At a joint meeting of the Boards of Directors  held on May 30, 2002,  called for the purpose of,  among other  things,  voting on approval of the New  Investment
Advisory Agreement,  the Boards,  including all of the Independent  Directors of each Fund's Board, unanimously approved,  subject to the shareholder approval of each Fund,  the New  Investment  Advisory  Agreement.  The  approvals of the New
Investment  Advisory  Agreement by each Fund are conditioned upon the Closing of the J&B  Transaction.  If the J&B  Transaction  is not closed,  then the Current
Management Agreements for each Fund will continue to stay in place.

In reaching this conclusion, the Boards obtained such information as they deemed reasonably  necessary  to approve  J&B as  investment  adviser to each Fund.  In evaluating  the  terms of the New  Investment  Advisory  Agreement,  the  Boards
considered the possible  effects of the J&B  Transaction  upon the Funds and J&B and upon the ability of J&B to provide an  appropriate  range of management  and administrative  services,  the  performance  record of J&B, and the  anticipated relationship  between  J&B and RBC Dain.  The  Boards  evaluated  the  financial strength  and  resources  of RBC  Dain and its  experience  in the  mutual  fund business.  The Boards  also took into  account  the  management,  personnel  and operations of RBC Dain,  the  commitment  of RBC Dain to the financial  services industry,  and  the  proposed  structure  of the  J&B  Transaction.  The  Boards considered  RBC Dain's  overall vision with respect to the Funds and other funds within  the  fund  complex  which  is to  create,  invest  in and  grow a single diversified  mutual fund platform in the United States to be distributed both to and through outside parties and through U.S.  affiliates of RBC Financial Group.
Currently,  this complex consists of the Great Hall Funds and the RBC Funds. The
Boards took into  consideration  that by combining these two U.S. complexes with the Funds and other funds within the fund complex, diversified and critical mass was  expected to be created to form a viable U.S.  mutual  fund  platform  which could be  competitive  in size and  performance  immediately.  The  Boards  were informed  of  RBC  Dain's  belief  that  the  J&B  Transaction  is  expected  to significantly benefit the Funds and their shareholders in that shareholders will have greater investment diversification  opportunities due to a broader range of fund offerings in both  investment  style and  objectives.  The Boards took into account  that a  significant  increase in  distribution  is  anticipated  due to opportunities  to introduce  the Funds to  affiliates  within the RBC  Financial
Group  network  as well as to new  external  sources.  The  Boards  based  their determinations  in this regard on the report of Board members who had personally visited RBC Dain's  offices,  on a review of written  materials  provided by RBC
Dain in  response to a specific  request by the Boards  prior to the joint Board
Meeting on May 30, 2002 and on discussions with a representative of RBC Dain and
J&B management at the meeting.

The  Boards  evaluated  statements  made  by RBC  Dain  that  it has no  present intention  to alter the current fee and expense  structure  with  respect to the
Funds. The Boards considered that the New Investment Advisory Agreement, related
Administrative  Services  Agreement  and Expense  Limitation  Agreement  contain economic terms and  conditions no less  favorable than those  currently in place and provide for  services of the same nature and quality as those  currently  in place. The Directors  discussed the nature of the proposed  contractual  expense limitation  arrangements  and the  manner  in  which  the  arrangement  could be continued, modified or terminated.

The Boards were  informed  by RBC Dain that  presently  it is not known  whether there will be changes in the manner in which the Funds currently  obtain support services  and that RBC is  exploring  several  possibilities  as to how  support services will be provided for the U.S.  mutual fund platform  referred to above.
RBC Dain  informed  the  Boards  that it is its  intent to ensure  the Funds are supported in the most effective manner.

After meeting in executive session at the May 30, 2002 joint Board Meeting,  the
Independent Directors reported that they had discussed the proposed acquisition, the  information  in the  materials  provided  by RBC Dain,  the outlook for the
Funds, the structure of the Board, and the anticipated and potential  effects of the proposed  new  ownership on various  aspects of the Funds'  operations.  The
Independent  Directors  also  discussed  their  anticipated  supervision  of the proposed  consolidation of the Funds, their intention to diligently evaluate any proposed  replacement of advisers or other service  providers with affiliates of
RBC  Dain,  and the  level of Fund  expenses  and any  subsidies  in the form of advisory fee waivers and/or  reimbursement of expenses that are maintained after the initial two year period following the acquisition.

In voting to approve the New  Investment  Advisory  Agreement,  the  Independent
Directors  noted that their  discussion  in this regard was premised on numerous factors including the nature,  quality and resources of the RBC Financial Group, the  strategic  plan  involving  the  Funds,  and the  potential  for  increased distribution and growth of the Funds. The Independent  Directors  indicated that they believed that the proposed  acquisition would ultimately  benefit the Funds and their  shareholders as a result of having J&B and its affiliates become part of a large financial  services  organization  that is committed to investing the resources and energy necessary to grow the Funds into part of a large successful suite of investment products.

Based on the  considerations  set forth above, the Boards,  including all of the
Independent  Directors of each Fund,  unanimously  determined that it was in the best interests of the Fund and its shareholders to enter into the New Investment
Advisory  Agreement  and to recommend  approval of the New  Investment  Advisory
Agreement by shareholders.

Required  Vote.  Passage of  Proposal  2 as to each Fund  requires a vote of the
"majority of the outstanding  voting  securities" of the Fund, as defined in the
1940 Act,  which  shall  mean the lesser of (i) 67% or more of the shares of the
Fund  entitled  to vote  thereon  present  in person or by proxy at the  Special
Meeting if holders  of more than 50% of the  outstanding  shares of the Fund are present  in  person  or  represented  by  proxy,  or (ii)  more  than 50% of the outstanding shares of the Fund.

RECOMMENDATION OF THE BOARDS OF DIRECTORS.  THE BOARDS OF DIRECTORS  UNANIMOUSLY
RECOMMEND THAT  SHAREHOLDERS  OF EACH FUND APPROVE THE NEW  INVESTMENT  ADVISORY
AGREEMENT FOR THEIR FUND.

                        PROPOSAL NOS. 3(a), 3(b) and 3(c)

3(a) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC.
AND DAVID L. BABSON & COMPANY,  INC. FOR ALL FUNDS EXCEPT  BABSON-STEWART  IVORY
INTERNATIONAL FUND, INC.

3(b) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC.
AND S.I.  INTERNATIONAL  ASSETS (FORMERLY  BABSON-STEWART  IVORY  INTERNATIONAL,
INC.) WITH RESPECT TO BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

3(c) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC.
AND ANALYTIC SYSTEMS, INC. WITH RESPECT TO SHADOW STOCK FUND, INC.

Information About David L. Babson & Company, Inc.

David L. Babson & Company, Inc. ("David L. Babson"), an investment advisory firm founded in 1940,  acts as the  sub-adviser  to all Funds  except  Babson-Stewart
Ivory  International   Fund,  Inc.  David  L.  Babson,   located  in  Cambridge,
Massachusetts,  serves individual, corporate and other institutional clients. It is a  wholly-owned  subsidiary  of DLB  Acquisition  Corporation,  an  indirect,
majority-owned   subsidiary  of  Massachusetts  Mutual  Life  Insurance  Company
headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance
Company is an insurance  organization  founded in 1951 and is considered to be a controlling person of David L. Babson under the 1940 Act.

Information  About S.I.  International  Assets  (formerly  Babson-Stewart  Ivory
International)S.I.   International   Assets   (formerly   Babson-Stewart   Ivory
International)  acts as sub-adviser to the  Babson-Stewart  Ivory  International
Fund, Inc. S.I. International Assets is a partnership formed in 1987 by David L.
Babson and Stewart Ivory Company (International) Ltd., an indirect subsidiary of the Commonwealth Bank of Australia.

Information About Analytic Systems, Inc.

Analytic  Systems,  Inc. acts as an additional  sub-adviser for the Shadow Stock
Fund.

Information About the Current Investment Counsel Agreements

The  Current  Investment  Counsel  Agreements  between  J&B and each of David L.
Babson & Company, Inc., S.I. International Assets (formerly Babson-Stewart Ivory
International,  Inc.) and Analytic Systems, Inc. (each the "Investment Counsel")
provide for the Investment  Counsel to provide  research,  analysis,  advice and recommendations  with  respect to the  purchase  or sale of  securities  and the making of investment  commitments for each Fund. The Current  Investment Counsel
Agreements also provide that, in the absence of willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties,  the Investment  Counsel shall not be liable for error of judgment or losses related to its  sub-advisory services to the Funds.  The Current  Agreements do not allow J&B to unilaterally terminate the Agreements.

Each of the New Investment  Counsel  Agreements is substantially  similar to the
Current Investment Counsel  Agreements,  with the exception of effectiveness and termination dates, and the modernization of certain provisions.  The termination provisions of the New  Investment  Counsel  Agreements  are  different  from the
Current  Investment  Counsel  Agreements in that J&B is permitted  under the New
Agreements to terminate the New Agreements  upon 60 days' notice.  Under the New
Investment Counsel  Agreements,  while shareholders would be required to approve any new sub-adviser,  it would be possible for J&B to terminate the sub-advisory relationship and internalize the management of the Funds' portfolios,  with only the approval of the relevant Fund's Board.

The Current  Investment  Counsel  Agreements were most recently continued by the
Boards of Directors on  _____________  and were last approved by shareholders on
-----------.

In addition to the changes outlined above, the New Investment Counsel Agreements contain certain provisions relating to the Babson name, substantially similar to but  differing  in some  respects  from the name  protection  provisions  in the
Current Investment Counsel Agreements.

Currently, as long as J&B, or any successor in interest, continues as investment manager  to a Fund and  retains  David L.  Babson &  Company,  Inc.  ("DLB")  as sub-adviser,  the Fund has the  exclusive  license to use the Babson name in its name and DLB is not  permitted to use the Babson name as part of another  mutual fund's name (except in the names of the other Babson Funds).

Under the New  Investment  Counsel  Agreements,  the Funds  continue to have the exclusive license to use the Babson name.  However, as in the Current Investment
Counsel Agreements,  in the event that J&B, or its successor in interest, and/or management of a Fund elects to terminate DLB as  sub-adviser  to a Fund, DLB has the right to  withdraw  the right of that Fund to use the  Babson  name and that
Fund is no longer authorized to use the Babson name.

Under the New Investment Counsel Agreements, a termination of DLB as sub-adviser from a Fund (except Babson  Enterprise  Fund, Inc.,  Babson  Enterprise Fund II,
Inc.  or Babson  Value  Fund,  Inc.) does not affect  the  exclusive  license of another  Babson  Fund to the name.  However,  in the event  that DLB  resigns as sub-adviser to a Fund (except Babson  Enterprise Fund, Inc.,  Babson  Enterprise
Fund II, Inc. or Babson Value Fund,  Inc.),  that Fund may only  continue to use the Babson name for a year. DLB would not be restricted  from using the name for another  SEC-registered  mutual  fund  after two years (the  Current  Investment
Counsel  Agreements have a similar provision but it is for five years, not two).
The name  protections in the New Investment  Counsel  Agreement  between J&B and
Analytic Systems, Inc. for Shadow Stock Fund, Inc. have been similarly modified.

The  New  Investment  Counsel  Agreements  (except  the New  Investment  Counsel
Agreement  between J&B and  Analytic  Systems,  Inc.  with respect to the Shadow
Stock Fund)  contain a new  provision  which gives DLB the right to withdraw the right of a Fund to use the Babson name and mandates  the Fund to promptly  cease using the  Babson  name in the event that J&B,  or its  successor  in  interest, and/or management of the Fund elects to:

(1)  terminate DLB as sub-adviser to any of Babson Enterprise Fund, Inc., Babson
     Enterprise Fund II, Inc. or Babson Value Fund, Inc., or

(2)  remove  the  Babson  name from the name of any of Babson  Enterprise  Fund,
     Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.

The  effect  of the  provision  described  above,  therefore,  is that if DLB is terminated from Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or
Babson Value Fund,  Inc.,  or if the Babson name is removed from the name of any one of these three Funds, then DLB has the right to withdraw the use of the name from all Funds.

RECOMMENDATION OF THE BOARDS OF DIRECTORS

At joint meetings of the Boards of Directors held on May 30, 2002 and October 9,
2002,  the  Boards  considered  the  approval  of  the  New  Investment  Counsel
Agreements.  The Boards,  including  all of the  Independent  Directors  of each
Fund's Board,  unanimously approved,  subject to shareholder  approval,  the New
Investment  Counsel  Agreements.  The  approvals of the New  Investment  Counsel
Agreements are conditioned upon the Closing of the J&B  Transaction.  If the J&B
Transaction  is not  closed,  the Current  Investment  Counsel  Agreements  will continue to stay in place.

In reaching this conclusion, the Boards obtained such information as they deemed reasonably  necessary to approve DLB as  investment  counsel for each Fund.  The
Independent Directors, prior to approving the New Investment Counsel Agreements, met informally with members of the management of J&B and with each other to hold discussions concerning the approval of the New Investment Counsel Agreements, as well as discussing the issues  extensively with their counsel.  In addition,  at the October 9, 2002 Board  Meeting,  a  representative  of RBC Dain who had been involved  in the  negotiations  with  respect  to  the  New  Investment  Counsel
Agreements,  made a presentation to the Boards and answered Directors' questions concerning the New Investment  Counsel  Agreements.  The  Independent  Directors
evaluated  all  positive  and  negative  aspects of the New  Investment  Counsel
Agreements.  The Independent  Directors  recognized the value of the Babson name but  determined  that,  although the Funds had less  protection  with respect to their right to the Babson name in the New Investment  Counsel Agreements than in the Current Investment Counsel  Agreements,  the anticipated overall benefits to the Funds of the purchase of J&B by RBC Dain  outweighed  this negative  aspect.
Namely the Board  acknowledged the potential benefits that the Funds may realize in the future after the Closing.  These  included,  among others,  the extensive distribution  capabilities  of RBC Dain, RBC Dain's interest in growing its U.S.
operations and the potential resulting growth of assets of the Funds, as well as the other factors which the Board had  previously  considered in its approval of the New Investment Advisory Agreements.

APPROVAL OF AGREEMENTS

Each Investment  Counsel  Agreement must be approved by shareholders of the Fund to which it relates.  Approval of an Investment  Counsel Agreement is contingent upon approval of the New Investment  Advisory  Agreement by the  shareholders of the  pertinent  Fund.  If the  New  Investment  Advisory  Agreement  and the New
Investment  Counsel  Agreement are approved by a Fund,  then the Agreements will become effective  concurrently at the time of Closing. If shareholders of a Fund should fail to approve either the New Investment  Advisory  Agreement or the New
Investment  Counsel  Agreement,  the Board of Directors of the Fund will meet to consider appropriate action.

Required  Vote.  Passage of Proposal 3 requires a vote of the  "majority  of the outstanding  voting  securities" of the applicable  Fund, as defined in the 1940
Act,  which  shall  mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the  outstanding  shares of the Fund are  present in person or represented by proxy, or (ii) more than 50% of the outstanding  shares of the Fund.

RECOMMENDATION OF THE BOARDS OF DIRECTORS.  THE BOARDS OF DIRECTORS  UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW INVESTMENT COUNSEL 34
AGREEMENT FOR THEIR FUND.

                                 PROPOSAL NO. 4

                                 Other Business

The Directors do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement.  If any other matter requiring  a vote of a Fund's  shareholders  should  properly  come  before  the
Special Meeting,  including any question as to an adjournment or postponement of the Special  Meeting,  the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of shareholders.

                             ADDITIONAL INFORMATION

Management of the Funds.  Jones & Babson,  Inc.,  700 Karnes  Boulevard,  Kansas
City,  Missouri  64108,  serves as each  Fund's  investment  manager,  principal underwriter and administrator.

Quorum and  Required  Vote.  Under each  Fund's  Bylaws,  a majority of a Fund's outstanding shares, present in person or represented by proxy, will constitute a quorum for that Fund at the Special  Meeting.  Proxies  returned for shares that represent  "broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which:  (i)  instructions  have not been received from the beneficial  owners or persons  entitled  to  vote;  and  (ii)  the  broker  or  nominee  does not have discretionary  voting power on a particular  matter),  and shares whose  proxies reflect an abstention on any item are all counted as shares present and entitled to vote for  purposes  of  determining  whether  the  required  quorum of shares exists.  With respect to Proposal 1,  abstentions  and broker  non-votes will be treated as votes  present but not cast and,  therefore,  will not be counted for purposes of determining  whether matters to be voted upon at the Special Meeting have been approved.

The votes  required to approve any  proposal  are as  follows.  For  election of
Directors (Proposal 1), the nominees to serve as Directors of a Fund who receive the  affirmative  vote of a  plurality  of the  shares of such Fund voted at the
Special Meeting,  provided a quorum is present, will be elected. The approval of the New Investment Advisory Agreement and the approval of New Investment Counsel
Agreements (Proposals 2 and 3, respectively), require a vote of the "majority of the  outstanding  voting  securities" of the applicable  Fund, as defined in the
1940 Act, which shall mean the lesser of (i) 67% or more of the Shares  entitled to vote thereon  present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding  shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any  adjournments  thereof are those full and  fractional  shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted.  All shares of a Fund will vote  together as a single class on each  proposal  affecting  that Fund,  and  shareholders  of a Fund are entitled to one vote per share (and a fractional vote for any fractional  share)
on all proposals affecting that Fund.

If your Proxy is properly signed,  dated and returned in time to be voted at the
Special Meeting,  the shares represented by it that you still hold will be voted as you have  instructed.  If you sign,  date and  return the  Combination  Proxy
Ballot but give no voting instructions,  your shares will be voted "FOR" each of the  Directors  named in the  Proxy  Statement;  "FOR" the  approval  of the New
Investment  Advisory  Agreement;  "FOR" the approval of New  Investment  Counsel
Agreements;  and to "GRANT" discretionary  authority to the persons named in the
Combination  Proxy Ballot as to any other  matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of  shareholders,  any holder of Shares entitled to vote may vote by proxy,  provided that no proxy shall be voted at any meeting  unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Fund as the Secretary may direct,  for the verification prior to the time at which such vote shall be taken.  Pursuant to a resolution of the Directors of each Fund,  individuals  have been designated to serve as proxies at the Special
Meeting.

Solicitation of Proxies. The principal method used to solicit proxies will be by mail, but also may include telephone or facsimile solicitations.  If you wish to vote via the Internet or over the telephone, instructions about how to do so are contained in the proxy  materials  that  accompany  this Notice  (please see the instructions  on the  ezVote(SM)  Consolidated  Proxy  Ballot).  In  addition to solicitations by mail, some of the executive officers and employees of the Funds and Jones & Babson,  Inc. and any affiliates,  without extra  compensation,  may conduct  additional  solicitations by telephone,  personal  interviews and other means. The cost of preparing,  printing and mailing the Notice,  Proxy Statement and  accompanying  Proxy  card,  and all  other  costs  in  connection  with the solicitation of proxies will be paid for by Jones & Babson, Inc. Jones & Babson,
Inc.  reimburses  brokerage  firms and others for their  expenses in  forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information.  The record date for determining  shareholders entitled to notice  of,  and to vote at,  the  Special  Meeting  and at any  adjournments thereof has been fixed at the close of business on  ____________,  2002 for each
Fund. As of the Record Date,  the following  numbers of shares were  outstanding for each Fund:

------------------------------------------------------------ --------------------------------------------------------

                         Fund Name                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Tax-Free Income Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Money Market Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Babson Enterprise Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Babson Enterprise Fund II, Inc.
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
David L. Babson Growth Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------
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Babson Value Fund, Inc.
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Shadow Stock Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------
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Babson-Stewart Ivory International Fund, Inc.
------------------------------------------------------------ --------------------------------------------------------

Principal  Shareholders.  To the knowledge of the Funds'  management,  as of the
Record Date the entities shown in the chart below held beneficially or of record more than 5% of certain Funds'  outstanding  shares.  Unless otherwise indicated, each such owner has sole investment and voting power (or shares this power with a spouse)  with  respect to the shares  owned.  In  addition,  to the knowledge of  management,  as of the Record  Date,  no Director  (or  Director nominee) of a Fund owned 1% or more of the outstanding  shares of that Fund, and the officers,  Directors  and nominees  for  Director of each Fund owned,  as a group, less than 1% of their Fund's outstanding shares.

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Name                                            Ownership Interest                         Fund
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Shareholder  Proposals.  The Funds are not  required to, and do not hold regular shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy  statement  for a  subsequent  shareholders  meeting  should  send their written  proposals to the Secretary of the Funds at the address set forth on the cover of this Proxy  Statement.  Shareholder  proposals  must be  received  in a reasonable  time prior to the date of a meeting of shareholders to be considered for  inclusion in the proxy  materials  for a meeting.  Timely  submission  of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder  meeting,  please  complete, date and sign each Proxy card and mail it promptly in the  enclosed  envelope to assure  representation  of your shares  (unless you are voting by  telephone  or through the Internet).

                                    By Order of the Boards of Directors

                                    Martin A. Cramer
                                    Secretary

_______________, 2002
Kansas City, Missouri

                                                 EXHIBIT ___
                                                 CURRENT MANAGEMENT AGREEMENTS

                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                        DAVID L. BABSON GROWTH FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between DAVID L. BABSON GROWTH FUND, INC., (a Maryland corporation,  hereinafter referred to as the "Fund") and JONES & BABSON,  INC.,  a  corporation  organized under  the  laws  of the  State  of  Missouri  (hereinafter  referred  to as the
"Manager"),  and which Agreement may be executed in any number of  counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and  assets and to operate as an  open-end  diversified,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the Manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the Manager.  Should the management and administrative  relationship between the Fund and the Manager terminate,  the Fund shall be  entitled  to, and the Manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the
Manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a.  Eighty-five  one-hundredths  of one percent  (85/100 of 1%) of the average  total net assets of the Fund that do not exceed two hundred  fifty million dollars ($250,000,000).

          b.  Seventy  one-hundredths  (70/100 of 1%) of the  average  total net
     assets  of  the  Fund  that  exceed  two  hundred  fifty  million   dollars
     ($250,000,000).

          c. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-
     paragraphs  a and b of this  Paragraph  2,  the  Investment  Manager  shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the Manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. Inc., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC. Should such  circumstances  occur,  DAVID L. BABSON GROWTH
FUND,  INC., or its  successor may elect to terminate its services,  even though the Fund would want to continue to use the name  "Babson" and  continue  JONES &
BABSON,  INC.,  or its  successor,  as Manager.  Upon  receipt of such a written notice,  the Fund, its officers,  directors and shareholders,  agree to take all necessary  corporate action and proceed  expeditiously to change the name of the
Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other  action  which would  indicate  the
Fund's  continued  association  with DAVID L. BABSON & CO. INC.,  Mr.  Babson or
JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC.
and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn,  they will not permit another investment company,  whether or not registered under the
Investment Company Act of 1940, to use the name "Babson" as part of its name for a  period  of  five  years  subsequent  to the  effective  date  of the  written withdrawal request,  unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is  also  approved  by  the  majority  of  shares  entitled  to  vote  at a duly constituted  meeting of the shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.
INC.  will  agree in its  contract  with JONES & BABSON,  INC.  that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         DAVID L. BABSON GROWTH  FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                      D. L. BABSON MONEY MARKET FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between  D.  L.  BABSON  MONEY  MARKET  FUND,  INC.,  (a  Maryland  corporation, hereinafter  referred to as the "Fund") and JONES & BABSON, INC. , a corporation organized  under the laws of the State of Missouri  (hereinafter  referred to as
the  "Manager"),   and  which  Agreement  may  be  executed  in  any  number  of counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and assets and to operate as an open-end,  diversified ,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the manager.  Should the management and administrative  relationship between the Fund and the manager terminate,  the Fund shall be  entitled  to, and the manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a.  Eighty-five  one-hundredths  of one percent  (85/100 of 1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-
     paragraphs  a and b of this  Paragraph  2,  the  Investment  Manager  shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1995,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for  herein,or  for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. INC., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON, INC. Should such circumstances  occur, D. L. BABSON MONEY MARKET
FUND,  INC., or its  successor may elect to terminate its services,  even though the Fund would want to continue to use the name  "Babson" and  continue  JONES &
BABSON,  INC.,  or its  successor,  as manager.  Upon  receipt of such a written notice,  the Fund, its officers,  directors and shareholders,  agree to take all necessary  corporate action and proceed  expeditiously to change the name of the
Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other  action  which would  indicate  the
Fund's  continued  association  with DAVID L. BABSON & CO. INC.,  Mr.  Babson or
JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC.
and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn,  they will not permit another investment company,  whether or not registered under the
Investment Company Act of 1940, to use the name "Babson" as part of its name for a  period  of  five  years  subsequent  to the  effective  date  of the  written withdrawal request,  unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is  also  approved  by  the  majority  of  shares  entitled  to  vote  at a duly constituted  meeting of the shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.
INC.  will  agree in its  contract  with JONES & BABSON,  INC.  that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         D.  L.  BABSON  MONEY  MARKET FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                     D. L. BABSON TAX-FREE INCOME FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between D. L. BABSON  TAX-FREE  INCOME  FUND,  INC.,  (a  Maryland  corporation, hereinafter  referred to as the "Fund") and JONES & BABSON,  INC., a corporation organized  under the laws of the State of Missouri  (hereinafter  referred to as
the  "Manager"),   and  which  Agreement  may  be  executed  in  any  number  of counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and assets and to operate as an open-end,  diversified ,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the manager.  Should the management and administrative  relationship between the Fund and the manager terminate,  the Fund shall be  entitled  to, and the manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a. With respect to Portfolio MM (Money Market):  fifty one- hundredths of one percent  (50/100 of 1%) of the average  total net assets of the Fund thereof.

          b. With respect to Portfolio S (Shorter  Term) and Portfolio L (Longer
     Term):  ninety-five  one-hundredths  of one  percent  (95/100 of 1%) of the average total net assets of the Fund thereof.

          c.Should the Fund's normal operating  expenses except for taxes,  fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions,  all as  described  in  Paragraph  1, exceed the limits set out in sub-paragraphs  a and b of this Paragraph 2, the  Investment  Manager shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. INC., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC.  Should such  circumstances  occur,  D. L. BABSON TAX-FREE
INCOME FUND,  INC., or its  successor may elect to terminate its services,  even though the Fund would want to continue  to use the name  "Babson"  and  continue
JONES & BABSON,  INC.,  or its  successor,  as manager.  Upon  receipt of such a written notice,  the Fund, its officers,  directors and  shareholders,  agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the  termination notice, and not use any other name or take any other action which would indicate the Fund's continued  association with DAVID L. BABSON & CO. INC., Mr. Babson or
JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC.
and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn,  they will not permit another investment company,  whether or not registered under the
Investment Company Act of 1940, to use the name "Babson" as part of its name for a  period  of  five  years  subsequent  to the  effective  date  of the  written withdrawal request,  unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is  also  approved  by  the  majority  of  shares  entitled  to  vote  at a duly constituted  meeting of the shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.
INC.  will  agree in its  contract  with JONES & BABSON,  INC.  that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         D.  L. BABSON TAX-FREE INCOME FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                  BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between  BABSON-STEWART IVORY INTERNATIONAL FUND, INC., (a Maryland corporation, hereinafter  referred to as the "Fund") and JONES & BABSON,  INC., a corporation organized  under the laws of the State of Missouri  (hereinafter  referred to as
the  "Manager"),   and  which  Agreement  may  be  executed  in  any  number  of counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and assets and to operate as an open-end,  diversified ,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the manager.  Should the management and administrative  relationship between the Fund and the manager terminate,  the Fund shall be  entitled  to, and the manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a.  Ninety-five  one-hundredths  of one percent  (95/100 of 1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-
     paragraphs  a and b of this  Paragraph  2,  the  Investment  Manager  shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. INC., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC.  Should such  circumstances  occur,  BABSON-STEWART  IVORY
INTERNATIONAL  FUND, INC., or its successor may elect to terminate its services, even  though  the Fund  would  want to  continue  to use the name  "Babson"  and continue  JONES & BABSON,  INC., or its successor,  as manager.  Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary  corporate action and proceed  expeditiously to change the name of the  Fund  not  later  than one year  after  the  effective  date of the termination  notice,  and not use any other name or take any other  action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC.,
Mr. Babson or JONES & BABSON,  INC. In  consideration  for this right,  DAVID L.
BABSON & CO. INC. and JONES & BABSON,  INC.  agree that should the name "Babson"
be withdrawn,  they will not permit another investment  company,  whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years  subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders  following receipt of the request, and if any such  action is also  approved by the  majority of shares  entitled to vote at a duly constituted  meeting of the  shareholders of JONES & BABSON,  INC. For this right to withdraw the name "Babson" from the use of the Fund,  DAVID L. BABSON &
CO. INC. will agree in its contract  with JONES & BABSON,  INC. that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         BABSON-STEWART  IVORY INTERNATIONAL  FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                             SHADOW STOCK FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between SHADOW STOCK FUND, INC., (a Maryland  corporation,  hereinafter referred to as the "Fund") and JONES & BABSON,  INC., a corporation  organized  under the laws of the State of Missouri  (hereinafter  referred to as the "Manager"),  and which  Agreement  may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but all of which together  shall  constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and assets and to operate as an open-end,  diversified ,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the manager.  Should the management and administrative  relationship between the Fund and the manager terminate,  the Fund shall be  entitled  to, and the manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a. One percent (1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-
     paragraphs  a and b of this  Paragraph  2,  the  Investment  Manager  shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
and  ANALYTIC  SYSTEMS,  INC. of Chicago,  Illinois  (at the sole expense of the
Manager),  as its Investment Counsel to furnish advice and recommendations  with respect to the  purchase  and sale of  securities  and the  making of  portfolio
commitments;   to  place  at  the  disposal  of  the  Manager  such  statistical information  as may  reasonably  be required and in general to  superintend  the investments  of the Fund,  subject to the control  and  approval of the Board of
Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Shadow Stock" as part of its name, so long as
JONES & BABSON, INC., or any successor in interest, continues as its manager and
ANALYTIC SYSTEMS, INC., or any successor in interest, continues as an Investment
Counsel to the manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled  to use the  precise  name  "Shadow  Stock" so long as the Fund has the right to use it as a part of its name.  Should the Fund terminate either JONES &
BABSON,  INC., or its successor,  as Manager for the Fund, or ANALYTIC  SYSTEMS,
INC., or its successor, as an Investment Counsel, either JONES & BABSON, INC. or
ANALYTIC SYSTEMS, INC., or their respective successors in interest, may elect to notify the Fund in writing that  permission  to use the name "Shadow  Stock" has been withdrawn,  whereupon the Fund, its officers,  Directors and  shareholders,
expressly  agree  to  take  all  necessary   corporate  action  and  to  proceed
expeditiously  to change the name of the Fund and not use any other name or take any other action  which would  indicate the Fund's  continued  association  with
ANALYTIC  SYSTEMS,  INC., JONES & BABSON,  INC. or DAVID L. BABSON & CO. INC. If
the use of the name "Shadow  Stock" is so withdrawn as aforesaid,  the Fund, its officers,  Directors and shareholders,  understand and agree that there shall be no  limitation  with  respect to the future  use of the name  "Shadow  Stock" by
ANALYTIC SYSTEMS,  INC. or its successor in interest,  or with the permission of
ANALYTIC SYSTEMS,  INC., by JONES & BABSON,  INC. or DAVID L. BABSON & CO. INC.,
or their respective successors.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC. Should such circumstances  occur, SHADOW STOCK FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON,  INC., or its successor,  as manager. Upon receipt of such a written notice, the Fund, its officers,  directors and  shareholders,  agree to take all  necessary  corporate action and proceed  expeditiously  to change the name of the Fund not later than one year after the effective  date of the  termination  notice,  and not use any other name or take any other  action which would  indicate the Fund's  continued
association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON,  INC.
In consideration for this right,  DAVID L. BABSON & CO. INC. and JONES & BABSON,
INC.  agree that  should the name  "Babson" be  withdrawn,  they will not permit another  investment  company,  whether or not  registered  under the  Investment
Company Act of 1940,  to use the name  "Babson" as part of its name for a period of  five  years  subsequent  to the  effective  date of the  written  withdrawal request, unless this prohibition is waived or modified by a majority vote of the
Fund's  shareholders  entitled to vote at the next annual  meeting of the Fund's shareholders  following  receipt of the request,  and if any such action is also approved  by the  majority  of  shares  entitled  to vote at a duly  constituted meeting of the  shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.  INC.  will agree in its contract  with JONES & BABSON,  INC.  that it will not compete with
JONES & BABSON,  INC.  for the  management  of the Fund  during  said  five-year period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly  constituted  meeting of the  shareholders of JONES &
BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         SHADOW STOCK FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:

/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                    Between

                              JONES & BABSON, INC.

                                      and

                            BABSON VALUE FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between BABSON VALUE FUND, INC., (a Maryland  corporation,  hereinafter referred to as the "Fund") and JONES & BABSON,  INC., a corporation  organized  under the laws of the State of Missouri  (hereinafter  referred to as the "Manager"),  and which  Agreement  may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but all of which together  shall  constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and  assets and to operate as an  open-end  diversified,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the Manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the Manager.  Should the management and administrative  relationship between the Fund and the Manager terminate,  the Fund shall be  entitled  to, and the Manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the
Manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

     a. Eighty-five  one-hundredths of one percent (85/100 of 1%) of the average total net  assets of the Fund  that do not  exceed  two  hundred  fifty  million dollars ($250,000,000).

     b. Seventy one-hundredths (70/100 of 1%) of the average total net assets of the Fund that exceed two hundred fifty million dollars ($250,000,000).

     c. Should the Fund's normal operating  expenses except for taxes,  fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative  actions, all as described in  paragraph  1,  exceed the limits set out in  sub-paragraphs  a and b of this paragraph 2, the  Investment  Manager shall  reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the Manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. INC., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC. Should such circumstances  occur, BABSON VALUE FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON,  INC., or its successor,  as Manager. Upon receipt of such a written notice, the Fund, its officers,  directors and  shareholders,  agree to take all  necessary  corporate action and proceed  expeditiously  to change the name of the Fund not later than one year after the effective  date of the  termination  notice,  and not use any other name or take any other  action which would  indicate the Fund's  continued
association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON,  INC.
In consideration for this right,  DAVID L. BABSON & CO. INC. and JONES & BABSON,
INC.  agree that  should the name  "Babson" be  withdrawn,  they will not permit another  investment  company,  whether or not  registered  under the  Investment
Company Act of 1940,  to use the name  "Babson" as part of its name for a period of  five  years  subsequent  to the  effective  date of the  written  withdrawal request, unless this prohibition is waived or modified by a majority vote of the
Fund's  shareholders  entitled to vote at the next annual  meeting of the Fund's shareholders  following  receipt of the request,  and if any such action is also approved  by the  majority  of  shares  entitled  to vote at a duly  constituted meeting of the  shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.  INC.  will agree in its contract  with JONES & BABSON,  INC.  that it will not compete with
JONES & BABSON,  INC.  for the  management  of the Fund  during  said  five-year period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly  constituted  meeting of the  shareholders of JONES &
BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON VALUE FUND, INC.

By /s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

JONES & BABSON, INC.

By /s/Larry D. Armel
Larry D. Armel

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                    Between

                              JONES & BABSON, INC.

                                      and

                          BABSON ENTERPRISE FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between  BABSON  ENTERPRISE  FUND,  INC., (a Maryland  corporation,  hereinafter referred to as the "Fund") and JONES & BABSON,  INC.,  a  corporation  organized under  the  laws  of the  State  of  Missouri  (hereinafter  referred  to as the
"Manager"),  and which Agreement may be executed in any number of  counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and  assets and to operate as an  open-end  diversified,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the Manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the Manager.  Should the management and administrative  relationship between the Fund and the Manager terminate,  the Fund shall be  entitled  to, and the Manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the
Manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a.  Eighty-five  one-hundredths  of one percent  (85/100 of 1%) of the average  total net assets of the Fund that do not exceed two hundred  fifty million dollars ($250,000,000).

          b.  Seventy  one-hundredths  (70/100 of 1%) of the  average  total net
     assets  of  the  Fund  that  exceed  two  hundred  fifty  million   dollars
     ($250,000,000).

          c. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions,  all as  described  in  paragraph  1, exceed the limits set out in sub-paragraphs  a and b of this paragraph 2, the  Investment  Manager shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for  herein,or  for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the Manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with David L. Babson & Co. Inc., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by David L.
Babson & Co. Inc., or its successor in interest, or with the permission of David
L.  Babson  & Co.  Inc.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON,  INC. Should such circumstances  occur,  BABSON ENTERPRISE FUND,
INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name  "Babson"  and  continue  JONES & BABSON,
INC., or its successor,  as Manager.  Upon receipt of such a written notice, the
Fund,  its  officers,  directors and  shareholders,  agree to take all necessary corporate  action and proceed  expeditiously  to change the name of the Fund not later than one year after the effective date of the termination  notice, and not use any other name or take any other  action  which  would  indicate  the Fund's continued  association  with DAVID L. BABSON & CO. INC.,  Mr.  Babson or JONES &
BABSON,  INC. In  consideration  for this right,  DAVID L. BABSON & CO. INC. and
JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit  another  investment  company,  whether or not  registered  under the
Investment Company Act of 1940, to use the name "Babson" as part of its name for a  period  of  five  years  subsequent  to the  effective  date  of the  written withdrawal request,  unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is  also  approved  by  the  majority  of  shares  entitled  to  vote  at a duly constituted  meeting of the shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.
INC.  will  agree in its  contract  with JONES & BABSON,  INC.  that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON ENTERPRISE FUND, INC.
By/s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

JONES & BABSON, INC.
By/s/Larry D. Armel
Larry D. Armel

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                              MANAGEMENT AGREEMENT

                                    Between

                              JONES & BABSON, INC.

                                      and

                        BABSON ENTERPRISE FUND II, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between BABSON  ENTERPRISE FUND II, INC., (a Maryland  corporation,  hereinafter referred to as the "Fund") and JONES & BABSON,  INC.,  a  corporation  organized under  the  laws  of the  State  of  Missouri  (hereinafter  referred  to as the
"Manager"),  and which Agreement may be executed in any number of  counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS  the Fund was  founded  and  incorporated  by the  Manager  for the purpose of engaging in the business of investing  and  reinvesting  its property and  assets and to operate as an  open-end  diversified,  management  investment company,  as defined in the  Investment  Company  Act of 1940 as amended  (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS  the  Manager  was formed for and is  engaged  in the  business  of
supplying   investment  advice  and  management  service  to  the  Fund,  as  an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides  investment advice and management service to the Fund for a fee.

     NOW THEREFORE,  in consideration  of the mutual promises herein  contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged,  it is mutually  agreed and  contracted by and between the parties hereto that:

     1. The Fund  hereby  employs  the  Manager,  for the  period  set  forth in
Paragraph  5 hereof,  and on the terms set forth  herein,  to render  investment advice and  management  service  to the Fund,  subject  to the  supervision  and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations  herein  set  forth,  for  the  compensation  herein  provided.  The
Management  shall,  for all  purposes  herein,  be deemed  to be an  independent contractor,  and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise  expressly provided and authorized, have no authority  to act for or represent  the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services.  Investment management shall include analysis,  research and portfolio
recommendations   consistent   with  the   Fund's   objectives   and   policies.
Administrative  services  shall  include the services and  compensation  of such members of the Manager's  organization as shall be duly elected  officers and/or
Directors  of the Fund and such other  personnel  as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent  public  accountant,  investment  counsel and legal counsel (but not legal and audit  fees and other  costs in  contemplation  of or  arising  out of litigation  or  administrative  actions  to which  the  Fund,  its  officers  or
Directors are a party or incurred in  anticipation  of becoming a party);  rent;
the  cost of a  transfer  and  dividend  disbursing  agent or  similar  in-house services;  bookkeeping;  accounting;  and all other clerical and  administrative functions as may be reasonable  and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest,  taxes, dues, fees and other  charges  of  governments  and their  agencies  including  the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction,   brokerage
commissions,  or any other expenses  incurred by it which are not assumed herein by the Manager.

     All  property,  equipment  and  information  used  by  the  Manager  in the management and  administration  of the Fund shall belong to the Manager.  Should the management and administrative  relationship between the Fund and the Manager terminate,  the Fund shall be  entitled  to, and the Manager  shall  provide the
Fund, a copy of all  information and records in the Manager's file necessary for the Fund to continue its  functions,  which shall include  computer  systems and programs in use as of the date of such  termination;  but nothing  herein  shall prohibit  thereafter  the use of such  information,  systems or  programs by the
Manager,  so long  as such  does  not  unfairly  interfere  with  the  continued
operation of the Fund.

     2. As  compensation  for the  services  to be  rendered  to the Fund by the
Manager  under  the  provisions  of  this  agreement,  the  Fund  agrees  to pay semimonthly  to the Manager an annual fee based on the average  total net assets of the Fund computed daily in accordance with its  Certificate of  Incorporation and By-Laws as follows:

          a.  Eighty-five  one-hundredths  of one percent  (85/100 of 1%) of the average  total net assets of the Fund that do not exceed two hundred  fifty million dollars ($250,000,000).

          b.  Seventy  one-hundredths  (70/100 of 1%) of the  average  total net
     assets  of  the  Fund  that  exceed  two  hundred  fifty  million   dollars
     ($250,000,000).

          c. Should the Fund's normal operating  expenses except for taxes, fees and other charges of governments  and their agencies  including the cost of qualifying  the  Fund's  shares  for  sale in any  jurisdiction,  interest, brokerage commissions and costs arising out of litigation or administrative actions,  all as  described  in  paragraph  1, exceed the limits set out in sub-paragraphs  a and b of this paragraph 2, the  Investment  Manager shall reimburse the Fund in the amount of the excess.

     3. It is  understood  and agreed  that the  services  to be rendered by the
Manager to the Fund under the  provisions  of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its  ability to render the  services  provided  for in this
Agreement shall not be impaired thereby.

     4. It is  understood  and  agreed  that the  Directors,  officers,  agents, employees,  and  shareholders  of the Fund may be  interested  in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as  shareholders  or otherwise.  It is
understood  and  agreed  that  shareholders,   officers,  Directors,  and  other
personnel of the Manager are and may  continue to be officers  and  Directors of the Fund, but that they receive no remuneration  from the Fund solely for acting in those capacities.

     5. This Agreement  shall be executed and become  effective  pursuant to its approval by the Fund's Board of  Directors  and by the vote of a majority of the outstanding  shares of the Fund as  prescribed  by the Act.  It shall  remain in force through the 31st day of October,  1996,  and thereafter may be renewed for successive  periods  not  exceeding  one year only so long as such  renewal  and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding  shares of the Fund as prescribed by the Act,  and only if the  terms and the  renewal  of this  Agreement  have been approved  by a vote of a  majority  of the  Directors  of the Fund  including  a majority of the  Directors  who are not parties to the  Agreement or  interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  No  amendment  to this  Agreement  shall be effective unless  the  terms  thereof  have been  approved  by the vote of a  majority  of outstanding  shares  of the  Fund  as  prescribed  by the  Act  and by vote of a majority of the  Directors  of the Fund who are not parties to the  Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the
Fund to request  and  evaluate,  and the duty of the  Manager to  furnish,  such information  as may  reasonably  be  necessary  to  evaluate  the  terms of this
Agreement and any  amendment  thereto.  This  Agreement may be terminated at any time,  without the payment of any penalty,  by the  Directors of the Fund, or by the  vote  of a  majority  of the  outstanding  voting  shares  of the  Fund  as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be  terminated  by the Manager  upon not less than sixty days written notice  to the  Fund.  It  shall  terminate  automatically  in the  event of its assignment by either party unless the parties  hereby,  by agreement,  obtain an exemption from the Securities and Exchange Commission from the provisions of the
Act pertaining to the subject matter of this paragraph.  Any notice,  request or instruction  provided for herein,  or for the giving of which,  the occasion may arise  hereunder,  shall be deemed  duly  given,  if in  writing  and  mailed by registered mail,  postage prepaid,  addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms
"assignment",  "a majority of the outstanding  voting  shares",  and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is  specifically  provided in this  Agreement  that the Manager is to secure the  services of DAVID L. BABSON & CO. INC. of  Cambridge,  Massachusetts
(at the sole  expense  of the  Manager),  as its  Investment  Counsel to furnish advice and  recommendations  with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such  statistical  information  as may  reasonably be required and in general to superintend the investments of the Fund,  subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a  condition  of this  agreement,  the  Manager  will  provide in its
Investment  Counsel  agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES
& BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any  successor in interest,  continues as an Investment
Counsel to the Manager.  The term "exclusive right of the Fund" appearing in the preceding  sentence  means  that no other  investment  company,  whether  or not registered  under  the  Investment  Company  Act of 1940,  as  amended,  will be entitled to use the precise  name  "Babson" so long as the Fund has the right to use it as a part of its name.  However,  nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another  investment  company  managed by JONES & BABSON,  INC.  with DAVID L.
BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and  policies  different  from those of the Fund,  to use in its name either the name  "Babson" or "D. L.  Babson" or "Babson (D. L.)" or "Jones & Babson" or any
combination  of these names.  Should the Fund  terminate  either JONES & BABSON,
INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or
its successor,  as its Investment Counsel,  either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective  successors in interest,  may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any  part  thereof)  has been  withdrawn,  whereupon  the  Fund,  its  officers, directors and  shareholders,  expressly  agree to take all  necessary  corporate action and to proceed  expeditiously  to change the name of the Fund and not use any  other  name or take any  other  action  which  would  indicate  the  Fund's continued  association  with DAVID L. BABSON & CO. INC., Mr. Babson,  or JONES &
BABSON,  INC. If the use of the name "David L. Babson" (or any part  thereof) is so withdrawn as aforesaid,  the Fund, its officers,  directors and shareholders, understand  and agree  that there  shall be no  limitation  with  respect to the future  use of the name  "David L.  Babson"  (or any part  thereof)  by DAVID L.
BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L.  BABSON  & CO.  INC.,  or its  successor,  by  JONES &  BABSON,  INC.  or its successor.

     8. The  agreement  between  JONES & BABSON,  INC. and DAVID L. BABSON & CO.
INC. also shall provide that,  although it is not  anticipated,  there may occur some  unforeseen  reason which would  prohibit  DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity,  continuing as an Investment Counsel to
JONES & BABSON, INC. Should such circumstances occur, BABSON ENTERPRISE FUND II,
INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name  "Babson"  and  continue  JONES & BABSON,
INC., or its successor,  as Manager.  Upon receipt of such a written notice, the
Fund,  its  officers,  directors and  shareholders,  agree to take all necessary corporate  action and proceed  expeditiously  to change the name of the Fund not later than one year after the effective date of the termination  notice, and not use any other name or take any other  action  which  would  indicate  the Fund's continued  association  with DAVID L. BABSON & CO. INC.,  Mr.  Babson or JONES &
BABSON,  INC. In  consideration  for this right,  DAVID L. BABSON & CO. INC. and
JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit  another  investment  company,  whether or not  registered  under the
Investment Company Act of 1940, to use the name "Babson" as part of its name for a  period  of  five  years  subsequent  to the  effective  date  of the  written withdrawal request,  unless this prohibition is waived or modified by a majority vote of the Fund's  shareholders  entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is  also  approved  by  the  majority  of  shares  entitled  to  vote  at a duly constituted  meeting of the shareholders of JONES & BABSON,  INC. For this right to withdraw the name  "Babson"  from the use of the Fund,  DAVID L. BABSON & CO.
INC.  will  agree in its  contract  with JONES & BABSON,  INC.  that it will not compete  with JONES & BABSON,  INC. for the  management  of the Fund during said five-year  period,  unless this no-compete  provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of
JONES & BABSON, INC.

     9. It is further  agreed that the  provisions  of  Paragraphs 7 and 8 shall inure to the benefit of DAVID L.  BABSON & CO. INC.  and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss  suffered by the Fund in  connection  with any matters to which this Agreement relates,  except that nothing herein contained shall be construed to protect the  Investment  Manager  against any  liability by reason of willful misfeasance,  bad faith or gross  negligence in the  performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended,  transferred,  assigned,  sold or in any manner  hypothecated or pledged nor may any new Agreement  become  effective without  affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON ENTERPRISE FUND II, INC.
By/s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

JONES & BABSON, INC.
By/s/Larry D. Armel
Larry D. Armel

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary

                                              EXHIBIT ___
                                              NEW INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

     THIS  AGREEMENT  is made  and  entered  into on  __________,  2002  between
___________  FUND, INC., a Maryland  corporation  (the  "Company"),  and JONES &
BABSON, INC. , a Missouri corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Company is an open-end management investment company under the
Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS,  the Company desires to retain the Adviser,  which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for the Company, and to manage its assets.

     NOW,  THEREFORE,  the Company and the Adviser do mutually agree and promise as follows:

     1.   EMPLOYMENT.

     (a) The  Company  hereby  appoints  Adviser as  investment  adviser for the
Company, and Adviser accepts such appointment. Subject to the supervision of the
Company's Board of Directors and the terms of this Agreement,  the Adviser shall act as investment  adviser for and manage the investment and reinvestment of the
assets  of  the   Company.   The   Adviser   shall   discharge   the   foregoing
responsibilities  subject to the control of the Company's Board of Directors and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives,  policies, and limitations for the  Company  set  forth  in  the  Company's  prospectus(es)  and  statement  of additional  information,  as  amended  or  supplemented  from time to time,  and applicable  laws and  regulations.  The Adviser shall (i) provide for use by the
Company,  at the  Adviser's  expense,  office  space  and all  necessary  office facilities,  equipment  and  personnel  for  servicing  the  investments  of the
Company,  (ii) pay the salaries  and fees of all  officers and  directors of the
Company who are  "interested  persons" of the Adviser as such term is defined in the 1940 Act,  and (iii) pay for all  clerical  services  relating to  research, statistical and investment work.

     (b) The Adviser is authorized to delegate any or all of its rights,  duties and  obligations  under  this  Agreement  (subject  in any  event  to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more  sub-advisers,  and may enter into  agreements with  sub-advisers,  and may replace any such sub-advisers from time to time in its discretion, in accordance with the  1940  Act,  the  Investment  Advisers  Act of 1940,  as  amended  (the
"Advisers Act"), and rules and regulations thereunder,  as such statutes,  rules and regulations  are amended from time to time or are  interpreted  from time to time by the staff of the Securities and Exchange  Commission (the "SEC"), and if
applicable,  exemptive orders or similar relief granted by the SEC, upon receipt of approval of such  sub-advisers by the Company's Board of Directors and by the
Company's  shareholders  (unless  any  such  approval  is not  required  by such statutes,  rules, regulations,  interpretations,  orders or similar relief). The
Adviser shall oversee the  performance  of any  sub-adviser  engaged  hereunder.
However,  the Adviser  shall not be  accountable  to the Company for any loss or
liability  relating  to  specific  investment   decisions  made  solely  by  any
sub-adviser.  The Adviser may not terminate any sub-advisory  agreement relating to the  Company  without  approval by a majority  of the  Company's  independent directors.

     (c) The  services  of the  Adviser  to the  Company  are  not to be  deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder,  preclude or prevent the Adviser from performing its duties and obligations under this Agreement.

     2.   ALLOCATION OF BROKERAGE.

     (a) The Adviser is authorized,  subject to the supervision of the Company's
Board of Directors and consistent  with any policies and procedures the Board of
Directors may from time to time adopt, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions.  The
Adviser is  authorized  to select the brokers or dealers  that will  execute the purchases  and sales of  securities  for the  Company and is directed to use its best  efforts  to obtain  the best net  results as  described  in the  Company's statement of additional information.

     (b) Subject to the  appropriate  policies  and  procedures  approved by the
Company's  Board of  Directors,  the Adviser may, on behalf of the Company,  pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount  another  broker  would have  charged for effecting  the  transaction,  provided (i) the Adviser  determines in good faith that the amount is  reasonable  in  relation to the value of the  brokerage  and research  services  provided by the executing  broker in terms of the particular transaction or in terms of the Adviser's overall  responsibilities  with respect to the Company and the  accounts  as to which the Adviser  exercises  investment discretion,  (ii) such payment is made in  compliance  with Section 28(e) of the
Securities  Exchange Act of 1934,  as amended,  and other  applicable  state and federal  laws,  and (iii) in the opinion of the Adviser,  the total  commissions paid by the  Company  will be  reasonable  in  relation  to the  benefits to the
Company over the long term. In addition,  subject to seeking the most  favorable price and best  execution  available,  the  Adviser may also  consider  sales of shares of the  Company  as a factor in the  selection  of brokers  and  dealers.
Subject  to  seeking  the most  favorable  price  and  execution,  the  Board of
Directors may cause the Adviser to effect  transactions in portfolio  securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain  expenses  which the Company is required to pay or for which the Company is required to arrange payment;  or (ii) finance activities that are primarily intended to result in the sale of the Company's shares.

     (c) When the Adviser  deems the purchase or sale of a security to be in the best interest of the Company as well as other of its clients, the Adviser to the extent permitted by applicable laws and regulations,  may, but shall be under no obligation  to,  aggregate the  securities to be purchased or sold to attempt to obtain a more  favorable  price or lower  brokerage  commissions  and  efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser  considers to be the most equitable and  consistent  with its fiduciary obligations to the Company and its other affected clients.

     3.  EXPENSES.  The  Company  will pay all its  expenses  other  than  those expressly stated to be payable by the Adviser hereunder,  which expenses payable by the Company shall  include,  without  limitation,  interest  charges,  taxes,
brokerage  commissions  and  similar  expenses,   distribution  and  shareholder
servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale,  expenses of printing and distributing  prospectuses  to  existing  shareholders,  charges  of  custodians
(including  sums as  custodian  and for  keeping  books and  similar  services), transfer  agents  (including  the printing and mailing of reports and notices to shareholders),  registrars,  auditing  and  legal  services,  clerical  services
related  to  recordkeeping   and  shareholder   relations,   printing  of  share
certificates,  fees  for  directors  who are  not  "interested  persons"  of the
Adviser, and other expenses not expressly assumed by the Adviser under Paragraph

1(a)  above or under  any  other  agreement.  Anything  to the  contrary  herein notwithstanding,  the  Adviser  may at any time and from time to time  assume or reimburse any expense payable by the Company pursuant to this Agreement.

     4.  AUTHORITY  OF ADVISER.  The Adviser  shall for all  purposes  herein be considered an independent  contractor and shall not, unless expressly authorized and empowered by the Company, have authority to act for or represent the Company in any way, form or manner.  Any  authority  granted by the Company on behalf of itself  to the  Adviser  shall be in the  form of a  resolution  or  resolutions adopted by the Board of Directors of the Company.

     5. COMPENSATION OF ADVISER. For the services to be furnished by the Adviser hereunder,  the Company shall pay the Adviser,  and the Adviser agrees to accept as full compensation for all services rendered  hereunder,  an Advisory Fee. The
Advisory Fee shall be calculated  by applying a daily rate,  based on the annual percentage  rates  as set  forth in  Schedule  A of the net  asset  value of the
Company determined and payable as of the close of business on each business day.
Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time  waive any part or all of any fee  payable to it  pursuant  to this Agreement.

     6. STANDARD OF CARE; INDEMNIFICATION.

     (a) In the absence of willful  misfeasance,  bad faith, gross negligence or reckless  disregard  of  obligations  or  duties  hereunder  on the  part of the
Adviser,  the Adviser shall not be subject to liability to the Company or to any shareholder  for any act or  omission  in the  course  of,  or  connected  with, rendering  services  hereunder  or for any losses that may be  sustained  in the purchase,  holding or sale of any security.  The Adviser makes no representation or warranty,  express or implied,  that any level of  performance  or investment results  will be  achieved  by the  Company  or that the  Company  will  perform comparably  with any standard or index,  including other clients of the Adviser, whether public or private.

     (b) The Adviser  agrees to indemnify  the Company with respect to any loss, liability,  judgment,  cost  or  penalty  which  the  Company  may  directly  or indirectly  suffer or incur as a result of a material  breach by the  Adviser of its  standard  of care set  forth in  Paragraph  6(a).  The  Company  agrees  to indemnify  the Adviser with respect to any loss,  liability,  judgment,  cost or penalty which the Adviser may directly or indirectly  suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss,  liability,  judgment,  cost or penalty was a result of a material  breach by the Adviser of its  standard of care set forth in  Paragraph
6(a).

     7. DURATION AND TERMINATION.  The following shall apply with respect to the duration and termination of this Agreement:

     (a) This  Agreement  shall  begin as of the date  this  Agreement  is first executed  (provided  that the  Agreement is initially  approved by the Company's
Board of Directors and shareholder(s) as required by Section 15 of the 1940 Act)
and shall continue in effect for two years.  Thereafter,  this  Agreement  shall remain in effect,  for successive periods of one year, subject to the provisions for  termination  and all of the other terms and conditions  hereof if: (i) such continuation shall be specifically  approved at least annually by (A) either the
Company's Board of Directors or a majority of the Company's  outstanding  voting securities, and in either case (B) a majority of the Company's Directors who are not parties to this Agreement or interested persons of any such party other than as Directors of the Company (the "Independent  Directors"),  cast in person at a meeting  called for that  purpose;  and (ii) the Adviser shall not have notified the Company in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation.
Prior to  voting  on the  renewal  of this  Agreement,  the  Company's  Board of
Directors  may  request  and  evaluate,  and the  Adviser  shall  furnish,  such information  as may  reasonably  be necessary to enable the  Company's  Board of
Directors to evaluate the terms of this Agreement.

     (b) Notwithstanding  whatever may be provided herein to the contrary,  this
Agreement  may be  terminated at any time,  without  payment of any penalty,  by affirmative  vote of a majority of the Company's Board of Directors,  or by vote of a majority of the outstanding voting securities of the Company, as defined in
Section  2(a)(42) of the 1940 Act, or by the Adviser,  in each case,  upon sixty
(60) days' written notice to the other party and shall  terminate  automatically in the event of its  "assignment"  (as that term is defined in the 1940 Act). No assignment shall be deemed to result from any changes in the directors, officers or  employees  of the Adviser  except as may be provided to the  contrary in the
1940 Act or the rules or regulations thereunder.

     8. AMENDMENT.  Except to the extent  permitted by the 1940 Act or the rules or  regulations  thereunder or pursuant to exemptive  relief granted by the SEC, this  Agreement  may be  amended  by the  parties  only  if such  amendment,  if material,  is specifically approved by the vote of a majority of the outstanding voting  securities  of the  Company (unless  such
approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless  the SEC has  granted  an  exemption  from such  approval requirement)  and by the vote of a  majority  of the Board of  Directors  of the
Company,  including a majority of the Independent Directors, cast in person at a meeting  called  for the  purpose  of voting  on such  approval.

     9.  NOTICE.  Any notice that is required to be given by the parties to each other  under the terms of this  Agreement  shall be in  writing,  addressed  and delivered,  or mailed  postpaid  to the other  party at the  principal  place of business of such party.

     10.  GOVERNING  LAW. This  Agreement  shall be governed by and construed in accordance with the laws of the State of Maryland and the applicable  provisions of the  1940  Act.  To the  extent  that  the  applicable  laws of the  State of
Maryland,  or  any  of the  provisions  herein,  conflict  with  the  applicable provisions of the 1940 Act, the latter shall control.

     11. USE OF THE ADVISER'S  NAME.  The Company  shall have the  non-exclusive right to use the name [SPECIFY NAME, IF APPLICABLE]  only so long as the Adviser serves as the investment adviser to the Company hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

                                      [NAME OF FUND COMPANY]

                                      By
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      JONES & BABSON, INC.

                                      By
                                         ---------------------------------------
                                      Name:
                                      Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

D.L. BABSON TAX-FREE INCOME FUND, INC.

ATTEST:

D.L. BABSON TAX-FREE INCOME FUND, INC.    JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

BABSON ENTERPRISE FUND, INC.

ATTEST:

BABSON ENTERPRISE FUND, INC.             JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

BABSON ENTERPRISE FUND II, INC.

ATTEST:

BABSON ENTERPRISE FUND II, INC.           JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

DAVID L. BABSON GROWTH FUND, INC.

ATTEST:

DAVID L. BABSON GROWTH FUND, INC.              JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

SHADOW STOCK FUND, INC.

ATTEST:

SHADOW STOCK FUND, INC.                   JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

BABSON VALUE FUND, INC.

ATTEST:

BABSON VALUE FUND, INC.                   JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

ATTEST:

BABSON-STEWART IVORY INTERNATIONAL
INTERNATIONAL FUND, INC.                   JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

D.L. BABSON MONEY MARKET FUND, INC.

ATTEST:

D.L. BABSON MONEY
MARKET FUND, INC.                        JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                         MARKED TO SHOW CHANGES FROM
                                         CURRENT INVESTMENT COUNSEL AGREEMENT:
                                         DELETIONS IN BRACKETS; ADDITIONS
                                         UNDERLINED

                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                         DAVID L. BABSON & [CO.] COMPANY INC.
                                                 -------

     THIS AGREEMENT by and between JONES & BABSON,  INC., a Missouri corporation with its principal  office at [Three Crown Center,  2440 Pershing  Road] the BMA
Tower, 700 Karnes Boulevard,  Kansas City,  Missouri 64108 (the "Manager"),  and
DAVID L. BABSON & COMPANY INC., a Massachusetts  corporation  with its principal office at One Memorial Drive,  Cambridge,  Massachusetts  02142 (the "Investment
Counsel"),  is made  pursuant to the  approval  and  direction  of the  parties'
respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WITNESSETH:

     WHEREAS,  the Manager and ____________ FUND, INC. (the "Fund") were parties to a Management  Agreement under which the Manager provided management services, including investment advisory services to the Fund; and

     WHEREAS,  the Manager and Investment  Counsel were parties to an Investment
Counsel  Agreement  under which the  Investment  Counsel  provided the following services related to the management of the assets of the Fund:

     [WHEREAS, the Manager has entered into a Management Agreement with the ____
____________ (Fund) of concurrent date to provide management services, including investment  advisory  services,  the  Manager  desires  the  assistance  of  the
Investment Counsel which can supply the following services:]

     Research, analysis, advice and recommendations with respect to the purchase and sale of  securities  and the making of investment  commitments;  statistical information and reports as may reasonably be required, and general assistance in the  supervision of the  investments of the Fund,  subject to the control of (i)
the Directors of the Fund and [the  Directors of JONES & BABSON,  INC.] (ii) the
Manager; and

     WHEREAS,  following  a change  of  control  of the  Manager  and  resulting termination  of the prior  Management  and Investment  Counsel  Agreements,  the parties hereto desire to enter into this new Investment  Counsel Agreement under which the  Investment  Counsel  will  continue  to  provide  the  aforementioned services relating to the management of the Fund's assets.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1.  During  the term of this  Agreement,  or any  extension  or  extensions thereof,  the Investment  Counsel will, to the best of its ability,  furnish the foregoing services.

     2. As  compensation,  the  Manager  will  pay  Investment  Counsel  for its services the  following  annual fee computed  daily as  determined by the Fund's price  make-up  sheet  and  which  shall be  payable  monthly  or at such  other intervals as agreed by the parties in the amount of :

     ___________________________  of one  percent  (__/100 of 1%) of the average daily total net assets of the Fund.

     3.  Provided  this  Agreement is approved by a majority of the  outstanding voting  securities  of the Fund,  the Agreement  shall become  effective and run concurrently  with the [Management]  Investment  Advisory  Agreement of the same date  between  the  Manager  and the Fund,  an  executed  copy of which shall be supplied [the] to Investment Counsel.

     4. This Agreement shall continue for a period of two years from the date of its initial effectiveness. [The last day of the initial period of this Agreement shall coincide with the last day of the Management  Agreement which shall be the
31st day of  October,  1996.]  Thereafter  this  Agreement  may be  renewed  [in conjunction with the Management  Agreement] for successive periods not exceeding one year only so long as such renewal and continuance is  specifically  approved at least  annually  by the  Board of  Directors  of the Fund or by a vote of the majority of the outstanding  voting  securities of the Fund as prescribed by the
Investment  Company Act of 1940,  as amended,  (the "Act") and provided  further that such  continuance is approved at least  annually  thereafter by a vote of a majority of the  Directors  who are not parties to such  Agreement or interested persons  (as  defined  by the Act) of such  party,  cast in  person at a meeting called for the purpose of voting on such approval.  The Investment Counsel shall provide the Manager such  information  as may be reasonably  necessary to assist the  Directors  of the  Fund to  evaluate  the  terms of [the  Management]  this
Agreement.  This Agreement may be terminated at any time, without the payment of any  penalty,  by the Board of  Directors  or by the vote of a  majority  of the outstanding  voting  securities of the Fund, or by the Manager or the Investment
Counsel upon sixty days written  notice to the other party.  This Agreement will automatically  terminate with the  [Management]  Investment  Advisory  Agreement without the payment of any penalty,  upon sixty days written  notice by the Fund to the Manager  that the Board of  Directors  or the  shareholders  by vote of a majority of the  outstanding  voting  securities of the Fund, as provided by the
Act,  has  terminated  the  [Management]  Investment  Advisory  Agreement.  This
Agreement  shall  automatically  terminate  in the  event of its  assignment  or assignment  of  the  [Management]  Investment  Advisory  Agreement  unless  such assignment  is approved by the  Directors  and the  shareholders  of the Fund as herein before  provided or unless an exemption is obtained  from the  Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this  paragraph.  The Manager  shall  promptly  notify the  Investment
Counsel of any notice of termination or of any circumstances  that are likely to result in a termination of the [Management] Investment Advisory Agreement.  This
Agreement may be amended at any time by agreement of the parties,  provided that the amendment  shall be approved in the manner required by the Act. For purposes of this  Agreement,  the terms  "assignment"  and  "majority of the  outstanding voting securities" shall have the meanings set forth in the Act.

     5. It is  understood  and agreed  that the  services  to be rendered by the
Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or  different  services  to others so long as its  ability to render the services  provided  for in this  Agreement  shall not be impaired  thereby,  and provided  further that the services to be rendered by the Investment  Counsel to the Manager under this Agreement and the compensation  provided for in Paragraph
2 hereof shall be limited solely to services with reference to the Fund.

     6. The Manager agrees that it will furnish currently to Investment  Counsel all information  reasonably  necessary to permit Investment  Counsel to give the advice called for under this  Agreement and such  information  with reference to the Fund that is reasonably  necessary to permit Investment Counsel to carry out its responsibilities under this Agreement,  and the parties agree that they will from time to time  consult  and make  appropriate  arrangements  as to  specific information  that is required  under this paragraph and the frequency and manner with which it shall be supplied.

     7. The Investment  Counsel shall not be liable for any error of judgment or mistake at law or for any loss  suffered  by  Manager of the Fund in  connection with any matters to which this  Agreement  relates  except that  nothing  herein contained  shall be  construed  to protect the  Investment  Counsel  against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless  disregard of its obligations or duties under this agreement.

     8. [In compliance with the provisions of the Management  Agreement  between the Fund and JONES & BABSON,  INC.,  Investment Counsel agrees with Manager that subject to the terms and  conditions  of this  Paragraph 8, the Fund may use the name of "David L.  Babson" (or any part  thereof) as part of its name so long as
JONES & BABSON,  INC.,  or any  successor in interest,  continues as Manager and
DAVID  L.  BABSON  & CO.  INC.,  or any  successor  in  interest,  continues  as
Investment  Counsel.  Should the Fund terminate either JONES & BABSON,  INC., or its  successor as Manager,  or DAVID L. BABSON & CO. INC.,  or its  successor as
Investment Counsel,  either JONES & BABSON, INC., or DAVID L. BABSON & CO. INC., or their  respective  successors  in  interest,  may elect to notify the Fund in writing that  permission to use the name "David L. Babson" (or any part thereof)
has been  withdrawn.  It is  understood  that the Fund  has,  in its  Management
Agreement  with JONES & BABSON,  INC.,  expressly  agreed that it, its officers, directors and shareholders]Investment  Counsel agrees with Manager that, subject to the terms and  conditions of Paragraphs 8 and 9 of this  Agreement,  the Fund has the exclusive right to use the names David L. Babson,  D.L.  Babson,  Babson
(D.L.) and  Babson,  (the  "Babson  Name") as part of the Fund's name so long as
DAVID L. BABSON & COMPANY  INC.,  or any  successor  in  interest,  continues as
Investment  Counsel.  The term  "exclusive  right" of the Fund appearing  herein means that no other investment company (or series thereof)  registered under the
Act will be  entitled  to use the Babson Name as part of its name so long as the
Fund has the  right to use it as part of its  name.  But  nothing  herein  shall prohibit  DAVID L. BABSON & COMPANY  INC.  from  granting to another  investment company,  which is managed by the Manager with DAVID L. BABSON & COMPANY INC. as its  Investment  Counsel  and  which  has  investment  objectives  and  policies different  from  those of the  Fund,  the right to use the  Babson  Name in that fund's name.  Should (i) the Fund or Manager terminate DAVID L. BABSON & COMPANY
INC., or its successor in interest,  as Investment Counsel, (ii) DAVID L. BABSON
& COMPANY  INC.,  or its  successor in interest,  be  terminated  as  Investment
Counsel to the Babson Value Fund, Inc.,  Babson  Enterprise Fund, Inc. or Babson
Enterprise Fund II, Inc. or (iii) the Babson Value Fund, Inc., Babson Enterprise
Fund, Inc. or Babson Enterprise Fund II, Inc.cease using the Babson name as part of such  funds'  name,  DAVID L. BABSON & COMPANY  INC.,  or its  successors  in interest,  may elect to notify the Fund in writing  that  permission  to use the
Babson Name has been  withdrawn for the Fund.  If so notified,  it is understood and agreed that JONES & BABSON,  INC.,  or its  successor  in  interest,  in its capacity as Manager will take all  necessary  corporate  action [and] to proceed expeditiously  to change the name of the Fund and not use any other name or take any action [which] that would  indicate the Fund's  continued  association  with
DAVID L. BABSON & [CO.]  COMPANY  INC. If the use of the [name "David L. Babson"
or any part thereof)] Babson Name is so withdrawn as aforesaid, it is understood and agreed that there shall be no  limitation  with respect to the future use of the [name  "David L.  Babson"  (or any part  thereof)]  Babson  Name by DAVID L.
BABSON & [CO.]  COMPANY  INC.,  or its  successor in  interest.  [,or by JONES &
BABSON, INC. or its successor in interest].

     9. Although it is not anticipated,  there may occur some unforeseen  reason which  would  prohibit  DAVID L.  BABSON & [CO.]  COMPANY  INC.,  as a matter of reasonable  business necessity,  continuing as Investment  Counsel.  Should such circumstances  occur, DAVID L. BABSON & [CO.] COMPANY INC., or its successor may elect to terminate its services,  even though the Fund would want to continue to use the [name "David L. Babson" (or any part thereof)]  Babson Name and continue
JONES & BABSON,  INC.,  or its  successor in interest,  as Manager with DAVID L.
BABSON & [CO.]  COMPANY  INC.,  or its  successor  in  interest,  as  Investment
Counsel.  If such termination occurs, upon receipt of [such a] written notice [, the  Fund,  its  officers,  directors  and  shareholders,  have  agreed  in  the
Management  Agreement between the Fund and JONES & BABSON, INC., for the benefit of DAVID L. BABSON & CO. INC., to] from DAVID L. BABSON & COMPANY,  INC., or its successor in interest, it is understood and agreed that JONES & BABSON, INC., or its  successor in interest,  in its capacity as Manager will take all  necessary corporate  action [and] to proceed  expeditiously to change the name of the Fund
(but, if necessary,  it may take up to one year from the effective  date of [the termination of the Management  Agreement)] such written withdrawal request), and the Fund will not use any other name or take any other action [which] that would indicate the Fund's  continued  association with DAVID L. BABSON & [CO.] COMPANY
INC. In  consideration  for this right,  DAVID L.  BABSON & [CO.]  COMPANY  INC.
agrees that,  should it so request the withdrawal of the [name "David L. Babson"
(or any part  thereof)]  Babson  Name,  it will not  permit  another  investment company [whether or not registered under the Investment  Company Act of 1940, to use the name "David L.  Babson" (or any part  thereof) as part of its name for a period of five years  subsequent  to the  effective  of the  written  withdrawal request, unless this prohibition is waived or modified by a majority vote of the
Fund's shareholders entitled to vote at a duly constituted meeting of the Fund's shareholders  following  receipt of the request,  and if any such action is also approved  by the  majority  of  shares  entitled  to vote at a duly  constituted meeting of the  shareholders of JONES & BABSON,  INC. For this right to withdraw the name "David L. Babson" (or any part thereof) from the use of the Fund, DAVID
L. BABSON & CO. INC.  agrees that it will not compete with JONES & BABSON,  INC.
for the  management  of the Fund  during  said  five-year  period,  unless  this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.] (or series thereof)  registered  under Act to use the Babson Name  (except for those funds, managed by Jones & Babson,  Inc. or its  successor in interest,  that retain the right to use the Babson Name under a separate  Investment  Counsel Agreement) as part of its name for a period of two years  subsequent to the effective  date of the written withdrawal request, unless this prohibition is waived or modified by the vote of a majority of the directors of the Fund.  For this right to withdraw the Babson Name from the use of the Fund,  DAVID L. BABSON & COMPANY INC. agrees that it will  not  compete  with  JONES &  BABSON,  INC.,  or its  successor  in interest,  for the  management of the Fund during said two-year  period,  unless this no-compete provision is waived by JONES & BABSON, INC., or its successor in interest.

     Each party  hereby  executes  this  Agreement  as of the [30th day of June,
1995] _____ day of ____________,  2002, pursuant to the authority granted by its
Board of Directors.

                                            DAVID L. BABSON & [CO.] COMPANY INC.

                                        By:
                                           -------------------------------------

ATTEST:

                                            JONES & BABSON, INC.

                                        By:
                                           -------------------------------------

ATTEST:

Accepted and Agreed by:

____________ FUND, INC.

By _________________________

Name:
-------------------------
Title:
-------------------------

                                  FEE SCHEDULE

                        BABSON TAX-FREE INCOME FUND, INC.

____  one-hundredths  of one percent  (___/100 of 1%) of the average daily total net assets of the Fund

                                  FEE SCHEDULE

                       D.L. BABSON MONEY MARKET FUND, INC.

Twenty-one  hundredths  of one percent  (20/100 of 1%) of the average  daily net assets of the Fund

                                  FEE SCHEDULE

                          BABSON ENTERPRISE FUND, INC.

Seventy  one-hundredths of one percent (70/100 of 1%) of the average daily total net assets of the Fund which do not exceed thirty million dollars ($30,000,000)

Fifty  one-hundredths  of one percent  (50/100 of 1%) of the average daily total net assets of the Fund which exceed thirty million dollars ($30,000,000)

                                  FEE SCHEDULE

                         BABSON ENTERPRISE FUND II, INC.

Seventy  one-hundredths of one percent (70/100 of 1%) of the average daily total net assets of the Fund which do not exceed thirty million dollars ($30,000,000)

Fifty  one-hundredths  of one percent  (50/100 of 1%) of the average daily total net assets of the Fund which exceed thirty million dollars ($30,000,000)

                                  FEE SCHEDULE

                        DAVID L. BABSON GROWTH FUND, INC.

Thirty  one-hundredths  of one percent (30/100 of 1%) of the average daily total net  assets  of the  Fund  which  do not  exceed  one  hundred  million  dollars
($100,000,000)

Twenty-five  one-hundredths  of one percent  (25/100 of 1%) of the average daily total  net  assets  of  the  Fund  which  exceed  one  hundred  million  dollars
($100,000,000),  but  that do not  exceed  two  hundred  fifty  million  dollars
($250,000,000)

Twenty  one-hundredths  of one percent (20/100 of 1%) of the average daily total
net  assets  of  the  Fund  that  exceed  two  hundred  fifty  million   dollars
($250,000,000)

                                  FEE SCHEDULE

                             SHADOW STOCK FUND, INC.

Twenty-five  one-hundredths  of one percent  (25/100 of 1%) of the average daily total net assets of the Fund

                                  FEE SCHEDULE

                             BABSON VALUE FUND, INC.

Thirty-five  one-hundredths  of one percent  (35/100 of 1%) of the average daily total net assets of the Fund

                                                  MARKED TO SHOW CHANGES FROM
                                                  CURRENT INVESTMENT COUNSEL
                                                  AGREEMENT: DELETIONS IN
                                                  BRACKETS; ADDITIONS UNDERLINED

                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                      [BABSON-STEWART IVORY INTERNATIONAL]

                            S.I. INTERNATIONAL ASSETS
                            -------------------------

THIS AGREEMENT by and between JONES & BABSON,  INC., a Missouri corporation with its  principal  office at the BMA Tower,  700  Karnes  Boulevard,  Kansas  City,
Missouri 64108 ([hereinafter referred to as] the "Manager"), and [BABSON-STEWART
IVORY INTERNATIONAL] S.I.  INTERNATIONAL ASSETS (formerly,  Babson-Stewart Ivory
International), a Massachusetts general partnership with its principal office at
One Memorial Drive, Cambridge, Massachusetts 02142 ([hereinafter referred to as]
the "Investment Counsel"), is made pursuant to the approval and direction of the parties'  respective  Board of  Directors  and may be  executed in any number of counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WITNESSETH:

     [WHEREAS,  the Manager has entered into a Management Agreement with BABSON-
STEWART IVORY INTERNATIONAL FUND, INC. ("Fund") to provide management  services, including  investment  advisory services,  the Manager desires the assistance of the Investment Counsel which can supply the following services:]

     WHEREAS, the Manager and BABSON-STEWART IVORY INTERNATIONAL FUND, INC. (the
"Fund") were parties to a Management  Agreement under which the Manager provided management services, including investment advisory services to the Fund; and

     WHEREAS,  the Manager and Investment  Counsel were parties to an Investment
Counsel  Agreement  under which the  Investment  Counsel  provided the following services related to the management of the assets of the Fund:

Research,  analysis, advice and recommendations with respect to the purchase and sale of  securities  and  the  making  of  investment  commitments;  statistical information and reports as may reasonably be required, and general assistance in the  supervision of the  investments of the Fund,  subject to the control of (i)
the Directors of the Fund and [the Directors of] (ii) the Manager;  and

     WHEREAS,  following  a change  of  control  of the  Manager  and  resulting termination  of the prior  Management  and Investment  Counsel  Agreements,  the parties hereto desire to enter into this new Investment  Counsel Agreement under which the  Investment  Counsel  will  continue  to  provide  the  aforementioned services relating to the management of the Fund's assets.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1.  During  the term of this  Agreement,  or any  extension  or  extensions thereof,  the Investment  Counsel will, to the best of its ability,  furnish the foregoing services.

     2. As  compensation,  the  Manager  will  pay  Investment  Counsel  for its services the  following  annual fee computed  daily as  determined by the Fund's price  make-up  sheet  and  which  shall be  payable  monthly  or at such  other intervals as agreed by the parties in the amount of:

     four hundred seventy-five one-thousandths of one percent (475/100 of 1%) of the average daily total net assets of the Fund.

     3.  Provided  this  Agreement is approved by a majority of the  outstanding voting  securities  of the Fund,  the Agreement  shall become  effective and run concurrently with the Investment Advisory Agreement of the same date between the
Manager and the Fund,  an executed copy of which shall be supplied to Investment
Counsel.   [This  Agreement   shall  become   effective  upon  its  approval  by
shareholders of the Fund.]

     4. [The  initial  period  of this  Agreement  shall be two  years  from its effectiveness.] This Agreement shall continue for a period of two years from the date  of  its  initial  effectiveness.  Thereafter  [,  or  at an  earlier  date determined by the Board,] this Agreement may be renewed for  successive  periods not  exceeding  one  year  only  so  long as such  renewal  and  continuance  is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the  outstanding  voting  securities of the Fund as prescribed by the  Investment  Company Act of 1940, as amended,  (the "Act") and provided further that such continuance is approved at least annually  thereafter by a vote of a majority of the Directors  who are not parties to such  Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting  called  for the  purpose  of voting on such  approval.  The  Investment
Counsel  shall  provide  the  Manager  such  information  as may  be  reasonably necessary  to assist the  Directors  of the Fund to  evaluate  the terms of [the
Management  Agreement and] this  Agreement.  This Agreement may be terminated at any time,  without the payment of any  penalty,  by the Board of Directors or by the vote of a majority of the outstanding  voting  securities of the Fund, or by the Manager or the  Investment  Counsel  upon sixty days  written  notice to the other party. This Agreement will  automatically  terminate with the [Management]
Investment  Advisory  Agreement  without the payment of any penalty,  upon sixty days  written  notice by the Fund to the Manager  that the Board of Directors or the shareholders by vote of a majority of the outstanding  voting  securities of the Fund, as provided by the Act, has  terminated  the  [Management]  Investment
Advisory Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the [Management]  Investment  Advisory Agreement
unless such assignment is approved by the Directors and the  shareholders of the
Fund as herein  before  provided or unless an  exemption  is  obtained  from the
Securities and Exchange  Commission from the provisions of the Act pertaining to the subject  matter of this  paragraph.  The Manager shall  promptly  notify the
Investment Counsel of any notice of termination or of any circumstances  [which]
that are  likely to  result  in a  termination  of the  [Management]  Investment
Advisory Agreement. This Agreement may be amended at any time y agreement of the parties, provided that the amendment shall be approved in the manner required by the Act. For purposes of this Agreement,  he terms "assignment" and "majority of the outstanding voting securities" shall have the meanings set forth in the Act.

     5. It is  understood  and agreed  that the  services  to be rendered by the
Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or  different  services  to others so long as its  ability to render the services  provided  for in this  Agreement  shall not be impaired  thereby,  and provided  further that the services to be rendered by the Investment  Counsel to the Manager under this Agreement and the compensation  provided for in Paragraph
2 hereof shall be limited solely to services with reference to the Fund.

     6. The Manager agrees that it will furnish currently to Investment  Counsel all information  reasonably  necessary to permit Investment  Counsel to give the advice called for under this  Agreement and such  information  with reference to the Fund that is reasonably  necessary to permit Investment Counsel to carry out its responsibilities under this Agreement,  and the parties agree that they will from time to time  consult  and make  appropriate  arrangements  as to  specific information  that is required  under this paragraph and the frequency and manner with which it shall be supplied.

     7. The Investment  Counsel shall not be liable for any error of judgment or mistake at law or for any loss  suffered  by  Manager of the Fund in  connection with any matters to which this  Agreement  relates  except that  nothing  herein contained  shall be  construed  to protect the  Investment  Counsel  against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless  disregard of its obligations or duties under this agreement.

     8. [In compliance with the provisions of the Management  Agreement  between the Fund and the Manager,]  Investment Counsel agrees with Manager that, subject to the terms and  conditions  of [this  Paragraph 8]  Paragraphs 8 and 9 of this
Agreement, the Fund [may use the name of "David L. Babson" (or any part thereof)
as part  of its  name so long as the  Manager,  or any  successor  in  interest, continues as Manager and BABSON-STEWART IVORY INTERNATIONAL, or any successor in interest,  continues as Investment Counsel. Should the Fund terminate either the
Manager, or its successor as Manager, or BABSON-STEWART IVORY INTERNATIONAL,  or
its successor as Investment Counsel, either the Manager, or BABSON-STEWART IVORY
INTERNATIONAL,  or their respective successors in interest,  may elect to notify the Fund in writing  that  permission  to use the name "David L. Babson" (or any part thereof) has been  withdrawn.  It is understood  that the Funds has, in its
Management  Agreement with the Manager,  expressly agreed that it, its officers, directors and  shareholders]has  the  exclusive  right to use the names David L.
Babson,  D.L. Babson,  Babson (D.L.) and Babson,  (the "Babson Name") as part of the  Fund's  name so long as S.I.  INTERNATIONAL  ASSETS,  or any  successor  in interest,  continues as Investment  Counsel.  The term "exclusive  right" of the
Fund appearing herein means that no other investment company (or series thereof)
registered  under the Act will be entitled to use the Babson Name as part of its name so long  as the  Fund  has the  right  to use it as part of its  name.  But nothing  herein shall  prohibit  DAVID L. BABSON & COMPANY INC. from granting to
another  investment  company,   which  is  managed  by  the  Manager  with  S.I.
INTERNATIONAL  ASSETS  as  its  Investment  Counsel  and  which  has  investment objectives  and policies  different from those of the Fund, the right to use the
Babson Name in that fund's name.  Should (i) the Fund or Manager  terminate S.I.
INTERNATIONAL  ASSETS, or its successor in interest, as Investment Counsel, (ii)
DAVID L. BABSON & COMPANY INC.,  or its successor in interest,  be terminated as
Investment  Counsel to the Babson Value Fund, Inc., Babson Enterprise Fund, Inc.
or Babson  Enterprise Fund II, Inc. or (iii) the Babson Value Fund, Inc., Babson
Enterprise Fund, Inc. or Babson  Enterprise Fund II, Inc. cease using the Babson name as part of such  funds'  name,  DAVID L.  BABSON  &  COMPANY  INC.,  or its successors in interest,  may elect to notify the Fund in writing that permission to use the Babson Name has been  withdrawn for the Fund.  If so notified,  it is understood  and agreed that JONES & BABSON,  INC., or its successor in interest, in its capacity as Manager  will take all  necessary  corporate  action [and] to proceed  expeditiously to change the name of the Fund and not use any other name or take any action [which] that would indicate the Fund's continued  association with [BABSON-STEWART IVORY INTERNATIONAL] S.I.  INTERNATIONAL ASSETS. If the use
of the  [name  "David  L.  Babson"  (or any  part  thereof)]  Babson  Name is so withdrawn  as  aforesaid,  it is  understood  and agreed  that there shall be no limitation with respect to the future use of the [name "David L. Babson" (or any part  thereof)  by  BABSON-STEWART  IVORY  INTERNATIONAL,  or its  successor  in interest,  or by the Manager or its successor in interest.]  Babson Name by S.I.
INTERNATIONAL ASSETS, or its successor in interest.

     9. Although it is not anticipated,  there may occur some unforeseen  reason which would prohibit  [BABSON-STEWART  IVORY  INTERNATIONAL] S.I.  INTERNATIONAL
ASSETS, as a matter of reasonable business  necessity,  continuing as Investment
Counsel.  Should such circumstances occur,  [BABSON-STEWART IVORY INTERNATIONAL]
S.I. INTERNATIONAL ASSETS, or its successor may elect to terminate its services, even though the Fund would want to continue to use the [name  "David L.  Babson"
(or any part  thereof)  and continue to use the Manager,  or its  successor,  as manager with BABSON-STEWART IVORY INTERNATIONAL, or its successor, as Investment
Counsel.]

Babson Name and continue JONES & BABSON, INC., or its successor in interest,  as
Manager  with S.I.  INTERNATIONAL  ASSETS,  or its  successor  in  interest,  as
Investment  Counsel.  [Upon  receipt  of such a written  notice,  the Fund,  its officers,  directors and shareholders,  have agreed in the Management  Agreement between  the Fund and the  Manager,  for the  benefit  of  BABSON-STEWART  IVORY
INTERNATIONAL, to]

If  such  termination   occurs,   upon  receipt  of  written  notice  from  S.I.
INTERNATIONAL  ASSETS, or its successor in interest, it is understood and agreed that JONES & BABSON,  INC.,  or its  successor in  interest,  in its capacity as
Manager will take all necessary corporate action [and] to proceed  expeditiously to change the name of the Fund (but,  if  necessary,  it may take up to one year from the effective date [of the termination of the Management Agreement) and] of such written  withdrawal  request),  and the Fund will not use any other name or take  any  other  action  [which]  that  would  indicate  the  Fund's  continued
association with [BABSON-STEWART IVORY INTERNATIONAL] S.I. INTERNATIONAL ASSETS.
In  consideration  for this right,  DAVID L. BABSON & COMPANY INC.  agrees that, should it so request the  withdrawal of the [name "David L. Babson" (or any part thereof) Babson Name, it will not permit another  investment  company (or series thereof)  [whether or not]  registered  under the Act to use the [name "David L.
Babson" (or any part thereof)]  Babson Name (except for those funds,  managed by
Jones & Babson, Inc. or its successor in interest,  that retain the right to use the Babson Name under a separate  Investment  Counsel  Agreement) as part of its name for a period of [five] two years  subsequent to the  effective  date of the written withdrawal request,  unless this prohibition is waived or modified by [a majority vote of the Fund's shareholders  entitled to vote at a duly constituted meeting of the Fund's shareholders  following receipt of the request, and if any such  action is also  approved by the  majority of shares  entitled to vote at a duly constituted meeting of the shareholders of the Manager.]

the vote of a majority of the directors of the Fund.  For this right to withdraw the [name  "David L. Babson" or any part  thereof)]  Babson Name from the use of the Fund,  [BABSON-STEWART IVORY INTERNATIONAL] S.I. INTERNATIONAL ASSETS agrees that it will not  compete  with  [the  Manager]  JONES &  BABSON,  INC.,  or its successor  in  interest,  for the  management  of the Fund  during  said  [five]
two-year  period,  unless this no-compete  provision is waived by [a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of the Manager.] JONES & BABSON, INC., or its successor in interest.

Each party hereby  executes this  Agreement as of the [1st day of August,  2000]
_____ day of ____________,  2002, pursuant to the authority granted by its Board of Directors.

                                        [BABSON-STEWART IVORY INTERNATIONAL]

                                         S.I. INTERNATIONAL ASSETS
                                         --------------------------

                                     By
                                        -------------------------------------

ATTEST:

                                         JONES & BABSON, INC.

                                     By
                                        -------------------------------------

ATTEST:

Accepted and Agreed by:
-----------------------
Babson-Stewart Ivory International Fund, Inc.

By____________________________________

Name:

Title:
---------------------------------------------

                                                  MARKED TO SHOW CHANGES FROM
                                                  CURRENT INVESTMENT COUNSEL
                                                  AGREEMENT: DELETIONS IN
                                                  BRACKETS; ADDITIONS UNDERLINED

                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                             ANALYTIC SYSTEMS, INC.

     THIS AGREEMENT by and between JONES & BABSON,  INC., a Missouri corporation with its principal  office at [Three Crown Center,  2440 Pershing  Road] the BMA
Tower, 700 Karnes Boulevard,  Kansas City, Missouri 64108 ([hereinafter referred to as] the "Manager"),  and ANALYTIC SYSTEMS, INC., an Illinois corporation with its principal  office at 625 North  Michigan  Avenue,  Chicago,  Illinios  60611
([hereinafter referred to as] the "Investment Counsel"), is made pursuant to the approval and direction of the parties'  respective Board of Directors and may be executed in any number of  counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WITNESSETH:

     [WHEREAS,  the Manager has entered  into a  Management  Agreement  with the
SHADOW  STOCK  FUND,  INC.  (Fund)  of  concurrent  date to  provide  management services,  including  investment advisory services,  and the Manager desires the assistance of the Investment Counsel which can supply the following services:]

     WHEREAS,  the Manager and SHADOW STOCK FUND, INC. (the "Fund") were parties to a Management  Agreement under which the Manager provided management services, including investment advisory services to the Fund; and

     WHEREAS,  the Manager and Investment  Counsel were parties to an Investment
Counsel  Agreement  under which the  Investment  Counsel  provided the following services related to the management of the assets of the Fund:

Research,  analysis, advice and recommendations with respect to the purchase and sale of  securities  and  the  making  of  investment  commitments;  statistical information and reports as may reasonably be required, and general assistance in the  supervision of the  investments of the Fund,  subject to the control of (i)
the Directors of the Fund and [the  Directors of JONES & BABSON,  INC.] (ii) the
Manager; and

     WHEREAS,  following  a change  of  control  of the  Manager  and  resulting termination  of the prior  Management  and Investment  Counsel  Agreements,  the parties hereto desire to enter into this new Investment  Counsel Agreement under which the  Investment  Counsel  will  continue  to  provide  the  aforementioned services relating to the management of the Fund's assets.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. During the term of this  Agreement,  or any extension or extensions  thereof, the Investment  Counsel will, to the best of its ability,  furnish the foregoing services.

2. As compensation, the Manager will pay Investment Counsel for its services the following  annual fee computed  daily as  determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties in the amount of:

     Twenty  one-hundredths  of one percent  (20/100 of 1%) of the average daily total net assets of the Fund.

3. Provided this Agreement is approved by a majority of the  outstanding  voting
securities  of  the  Fund,  the  Agreement   shall  become   effective  and  run
concurrently  with the [Management]  Investment  Advisory  Agreement of the same date  between  the  Manager  and the Fund,  an  executed  copy of which shall be supplied to Investment Counsel.

4. [The last day of the initial period of this Agreement shall coincide with the last day of the  Management  Agreement  which  shall be the 31st day of October,
1996.] This Agreement  shall continue for a period of two years from the date of its  initial  effectiveness.  Thereafter  this  Agreement  may  be  renewed  [in conjunction with the Management  Agreement] for successive periods not exceeding one year only so long as such renewal and continuance is  specifically  approved at least  annually  by the  Board of  Directors  of the Fund or by a vote of the majority of the outstanding  voting  securities of the Fund as prescribed by the
Investment  Company Act of 1940,  as amended,  (the "Act") and provided  further that such  continuance is approved at least  annually  thereafter by a vote of a majority of the  Directors  who are not parties to such  Agreement or interested persons  (as  defined  by the Act) of such  party,  cast in  person at a meeting called for the purpose of voting on such approval.  The Investment Counsel shall provide the Manager such  information  as may be reasonably  necessary to assist the  Directors  of the  Fund to  evaluate  the  terms of [the  Management]  this
Agreement.  This Agreement may be terminated at any time, without the payment of any  penalty,  by the Board of  Directors  or by the vote of a  majority  of the outstanding  voting  securities of the Fund, or by the Manager or the Investment
Counsel upon sixty days written  notice to the other party.  This Agreement will automatically  terminate with the  [Management]  Investment  Advisory  Agreement without the payment of any penalty,  upon sixty days written  notice by the Fund to the Manager  that the Board of  Directors  or the  shareholders  by vote of a majority of the  outstanding  voting  securities of the Fund, as provided by the
Act,  has  terminated  the  [Management]  Investment  Advisory  Agreement.  This
Agreement  shall  automatically  terminate  in the  event of its  assignment  or assignment  of  the  [Management]  Investment  Advisory  Agreement  unless  such assignment  is approved by the  Directors  and the  shareholders  of the Fund as herein before  provided or unless an exemption is obtained  from the  Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this  paragraph.  The Manager  shall  promptly  notify the  Investment
Counsel of any notice of  termination or of any  circumstances  [which] that are likely  to result  in a  termination  of the  [Management]  Investment  Advisory
Agreement.  This  Agreement  may be  amended  at any  time by  agreement  of the parties, provided that the amendment shall be approved in the manner required by the Act. For purposes of this Agreement, the terms "assignment" and "majority of the outstanding voting securities" shall have the meanings set forth in the Act.

5.  It is  understood  and  agreed  that  the  services  to be  rendered  by the
Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or  different  services  to others so long as its  ability to render the services  provided  for in this  Agreement  shall not be impaired  thereby,  and provided  further that the services to be rendered by the Investment  Counsel to the Manager under this Agreement and the compensation  provided for in Paragraph
2 hereof shall be limited solely to services with reference to the Fund.

6. The Manager agrees that it will furnish  currently to Investment  Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such  information with reference to the Fund that is  reasonably  necessary  to permit  Investment  Counsel  to carry out its responsibilities under this Agreement, and the parties agree that they will from
time  to  time  consult  and  make  appropriate   arrangements  as  to  specific
information  that is required  under this paragraph and the frequency and manner with which it shall be supplied.

7. The  Investment  Counsel  shall not be liable  for any error of  judgment  or mistake at law or for any loss  suffered  by  Manager of the Fund in  connection with any matters to which this  Agreement  relates  except that  nothing  herein contained  shall be  construed  to protect the  Investment  Counsel  against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless  disregard of its obligations or duties under this agreement.

8. [In compliance with the provisions of the Management Agreement between SHADOW
STOCK  FUND,  INC.  and JONES & BABSON,  INC.,  Investment  Counsel  agrees with
Manager that subject to the terms and  conditions of this  paragraph 8, the Fund may use the name "Shadow  Stock" as part of its name, so long as JONES & BABSON,
INC.,  or any  successor  in  interest,  continues  as its manager and  ANALYTIC
SYSTEMS, INC., or any successor in interest,  continues as an investment counsel to the manager.  Should the Fund  terminate  either JONES & BABSON,  INC. or its successor as manager for the Fund, or ANALYTIC SYSTEMS,  INC., or its successor, as an investment counsel, either JONES & BABSON, INC. or ANALYTIC SYSTEMS, INC., or their  respective  successors  in  interest,  may elect to notify the Fund in writing that permission to use the name "Shadow Stock" has been withdrawn. It is understood  that the Fund has, in its Management  Agreement with JONES & BABSON,
INC.,  expressly  agreed that it, its  officers,  directors  and  shareholders,]
Investment Counsel agrees with Manager that, subject to the terms and conditions of Paragraphs 8 and 9 of this Agreement, the Fund has the exclusive right to use the "Shadow Stock" name as part of the Fund's name so long as ANALYTIC  SYSTEMS,
INC., or any successor in interest,  continues as Investment  Counsel.  The term
"exclusive  right" of the Fund appearing  herein means that no other  investment company  (or series  thereof)  registered  under the Act will be entitled to use
Shadow  Stock as part of its name so long as the Fund has the right to use it as part of its name. Should the Fund or Manager terminate  ANALYTIC SYSTEMS,  INC., or its successor in interest, as Investment Counsel,  ANALYTIC SYSTEMS, INC., or its  successors  in  interest,  may elect to  notify  the Fund in  writing  that permission  to use the Shadow Stock name has been  withdrawn for the Fund. If so notified,  it is  understood  and  agreed  that  JONES &  BABSON,  INC.,  or its successor  in  interest,  in its  capacity  as Manager  will take all  necessary corporate  action [and] to proceed  expeditiously to change the name of the Fund and not use any other name or take any action  [which]  that would  indicate the
Fund's continued association with ANALYTIC SYSTEMS, INC. [, JONES & BABSON, INC.
or DAVID L. BABSON & CO. INC.] If the use of the [name  "Shadow  Stock"]  Shadow
Stock name is so withdrawn as aforesaid, [the Fund, its officers,  directors and shareholders,  understand  and agree  that  there  shall be no  limitation  with respect to the future use of the name "Shadow Stock" by ANALYTIC SYSTEMS,  INC., or its successor in interest, or with the permission of ANALYTIC SYSTEMS,  INC., by JONES &  BABSON,  INC.  or DAVID L.  BABSON & CO.  INC.  or their  respective successors.]  it is understood and agreed that there shall be no limitation with respect to the future use of the Shadow Stock name by ANALYTIC SYSTEMS, INC., or its successor in interest.

9. Although it is not anticipated,  there may occur some unforeseen reason which would  prohibit  ANALYTIC  SYSTEMS,  INC.,  as a matter of  reasonable  business necessity,  continuing as Investment Counsel [to JONES & BABSON,  INC.].  Should
such circumstances occur, ANALYTIC SYSTEMS,  INC., or its successor may elect to terminate its  services,  even though the Fund would want to continue to use the
[name "Shadow  Stock"] Shadow Stock name and continue  JONES & BABSON,  INC., or its  successor  in interest,  as Manager with  ANALYTIC  SYSTEMS,  INC.,  or its successor in interest,  as Investment  Counsel. If such termination occurs, upon receipt of [such a]  written  notice  [the Fund,  its  officers,  directors  and shareholders, have agreed in the Management Agreement between the Fund and JONES
& BABSON,  INC., to] from ANALYTIC SYSTEMS,  INC., or its successor in interest, it is  understood  and agreed that JONES & BABSON,  INC.,  or its  successor  in interest,  in its capacity as Manager will takeall  necessary  corporate  action
[and] to  proceed  expeditiously  to -- change  the name of the Fund  [(but,  if necessary,  to take up to one year from the effective date of the termination of this Investment  Counsel Agreement) and not use any other name or take any other action  which would  indicate the Fund's  continued  association  with  ANALYTIC
SYSTEMS,  INC. In consideration for this right,  ANALYTIC  SYSTEMS,  INC. agrees that should the name "Shadow  Stock" be  withdrawn,  it will not permit  another investment  company,  whether or not registered under the Investment Company Act of 1940,  as amended,  to use the name "Shadow  Stock" as part of its name for a period of five years subsequent to the effective date of the written  withdrawal request, unless this prohibition is waived or modified by a majority vote of the
Fund's  shareholders  entitled to vote at the next annual  meeting of the Fund's shareholders  following  receipt of the request,  and if any such action is also approved  by the  majority  of  shares  entitled  to vote at a duly  constituted meeting of the shareholders of JONES & BABSON, INC.] (but, if necessary,  it may take up to one year from the effective date of such written withdrawal request), and the Fund will not use any other  name or take any other  action  that  would indicate  the Fund's  continued  association  with  ANALYTIC  SYSTEMS,  INC.  In consideration for this right,  ANALYTIC SYSTEMS,  INC. agrees that, should it so request  the  withdrawal  of the Shadow  Stock  name it will not permit  another investment  company  (or  series  thereof)  registered  under the Act to use the
Shadow  Stock name as part of its name for a period of two years  subsequent  to the effective date of the written withdrawal request, unless this prohibition is waived or modified by the vote of a majority of the directors of the Fund.

For this right to withdraw the [name "Shadow  Stock"] Shadow Stock name from the use of the Fund, ANALYTIC SYSTEMS,  INC. agrees [with JONES & BABSON, INC.] that it will not compete with JONES & BABSON, INC., or its successor in interest, for the management of the Fund during said [five-year] two-year period,  unless this no-compete  provision is waived by [a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of] JONES & BABSON,  INC., or its successor in interest.

Each party hereby  executes  this  Agreement as of the [30th day of June,  1995]
_____ day of ____________,  2002, pursuant to the authority granted by its Board of Directors.

                                          ANALYTIC SYSTEMS, INC.

                                      By
                                           -------------------------------------

ATTEST:

                                          JONES & BABSON, INC.

                                      By
                                           -------------------------------------

ATTEST:

Accepted and Agreed by:
Shadow Stock Fund, Inc.

By____________________________________

Name:
-----------------------
Title:
-----------------------

[BABSON FUNDS LOGO]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY.....TODAY

This EzVote  Consolidated  Proxy covers all of your  accounts  registered to the same Social Security or Tax I.D. number at this address. You may vote all of the accounts on the consolidated  ballot at the bottom of the page or you may cast a consolidated  vote by phone or on the Internet using your EzVote Control Number.
If you  desire  to vote each of your  accounts  separately,  use the  individual ballots on the reverse side of this card.

                                          VOTING HAS NEVER BEEN EASIER!

                                          VOTING ON THE INTERNET
Your EzVote Control Number is     -Read the Proxy Statement and have this card
    XXX XXX XXX XXX XX             at hand
                                  -Log on to www.proxyweb.com
                                             ----------------
                                  -Enter your EzVote Control Number and
                                   follow the on-screen instructions
                                  -Do not return this paper ballot

                                          VOTING BY PHONE
                                  -Read the Proxy Statement and have this card
                                   at hand
                                  -Call toll-free 1-888-221-0697
                                  -Enter your EzVote Control Number and
                                   follow the recorded instructions
                                  -Do not return this paper ballot

--------------------------------------------------------------------------------
EzVote(SM)
CONSOLIDATED PROXY BALLOT     SPECIAL MEETING OF SHAREHOLDERS ____________, 2002

[LABEL]

The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints  Stephen S. Soden,  P. Bradley Adams and Martin A. Cramer,  and each of them,  proxies of the  undersigned  with full power of  substitution to vote all shares of the Babson  Fund(s)  that the  undersigned  is entitled to vote at the
Special  Meeting  of  Shareholders,  including  any  adjournments  thereof  (the
"Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower,  700 Karnes  Boulevard,  Kansas  City,  Missouri at 1:00 p.m.,
Central Time, on November 6, 2002, upon such business as may properly be brought before the Meeting.

This Proxy is solicited on behalf of the Board of Directors of the Babson Funds.
If this Proxy is signed and returned and no  specification  is made,  it will be voted FOR all  Proposals.  If other  business  should  properly  come before the meeting,  proxies will be voted in  accordance  with the judgment of the persons named in the accompanying Proxy.

The Board of  Directors  recommends  that you vote in favor of  Proposals  1, 2,
3.a., 3.b. AND 3.c.

Receipt  of the  Notice  of the  Special  Meeting  and  the  accompanying  Proxy
Statement is hereby acknowledged.

                                     Please fill in box(es) as shown using black
                                     or blue ink or number 2 pencil. (X) PLEASE
                                     DO NOT USE FINE POINT PENS.

--------------------------------------------------------------------------------

                              CONSOLIDATED BALLOT

PROPOSALS:

                                                                         FOR        WITHHOLD     FOR ALL
                                                                         ALL          ALL        EXCEPT*

    FOR ALL FUNDS:
    -------------

l.   TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS                          [    ]        [    ]      [    ]
    (01) T. Geron Bell, (02) Sandra J. Hale
    (03) Ronald James and (04) Jay H. Wein

    FOR BABSON ENTERPRISE FUND II, INC. ONLY:
    -----------------------------------------

1.  TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS:                          [    ]        [    ]      [    ]
    (05) William H. Russell, (06) H. David Rybolt

INSTRUCTIONS:  To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s)
number(s) on the line below.

*EXCEPT ______________________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

     FOR ALL FUNDS:
     --------------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

FOR ALL FUNDS (EXCEPT BABSON-STEWART IVORY INTERNATIONAL FUND, INC.):

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

FOR THE BABSON-STEWART IVORY INTERNATIONAL FUND, INC. ONLY:

3.b. To approve a New Investment Counsel Agreement between Jones & Babson,     [   ]       [   ]           [   ]
     Inc. and S.I. International Assets

FOR THE SHADOW STOCK FUND, INC. ONLY:
-------------------------------------

3.c. To approve a New Investment Counsel Agreement between Jones & Babson,     [   ]       [   ]           [   ]
     Inc. and Analytic Systems, Inc.

Date: _________________________

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                              ---------------------------------
                                       Signature(s)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY.  If signing for estates, trusts or corporations, title or capacity should be stated.  Joint owners should each sign.

IF YOU HAVE VOTED THIS CONSOLIDATED BALLOT YOUR VOTING IS COMPLETED

                              INDIVIDUAL PROXY BALLOTS

IMPORTANT: USE THESE BALLOTS ONLY IF YOU WISH TO VOTE EACH FUND SEPARATELY

DIRECTOR NOMINEES:             (01) T. Geron Bell, (02) Sandra J. Hale
                               (03) Ronald James and (04) Jay H. Wein

FOR THE BABSON ENTERPRISE
FUND II, INC. ONLY:

ADDITIONAL DIRECTOR
NOMINEES:              (05) William H. Russell and (06) H. David Rybolt

Please fill in box(es) as shown using black or blue ink or number 2 pencil (X)
PLEASE DO NOT USE FINE POINT PENS.

--------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

D.L. BABSON TAX-FREE INCOME FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

D.L. BABSON MONEY MARKET FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON ENTERPRISE FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON ENTERPRISE FUND II, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN

                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

DAVID L. BABSON GROWTH FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]

     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON VALUE FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

SHADOW STOCK FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)

                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN
                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company, Inc.;

3.c. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and Analytic Systems, Inc.

XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

1.  ELECTION OF DIRECTORS
(REFER TO NOMINEES AT TOP OF PAGE)
                                      FOR      WITHHOLD     FOR ALL
                                      ALL        ALL        EXCEPT*

*EXCEPT# __________________

                                                                                FOR       AGAINST        ABSTAIN

                                                                                ----      -------        --------

2.   To approve a New Investment Advisory Agreement                            [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.

3.b. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and S.I. International Assets

Date: ________________

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY.  If signing for estates, trusts or corporations, title or capacity should be stated.  Joint owners should each sign.

                                                   -----------------------------
                                                           Signature(s)